SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.    )

         Filed by the Registrant /X/
         Filed by a Party other than the Registrant  / /

         Check the appropriate box:
         /x/  Preliminary Proxy Statement
         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         / /  Definitive Proxy Statement
         / /  Definitive Additional Materials
         / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
              Section 240.14a-12


                        THE CHARLES SCHWAB CORPORATION
                 (Name of Registrant as Specified In Its Charter)


         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
              14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         / / $500 per each party to the controversy pursuant to Ex-change Act Rule 14a-6(i)(3).
         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
              1) Title of each class of securities to which transac-tion applies:



              2) Aggregate number of securities to which transaction applies:



              3) Per unit price or other underlying value of transac-tion computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



              4)   Proposed maximum aggregate value of transaction:

              5)   Total fee paid:



         / /  Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)   Amount Previously Paid:



              2)   Form, Schedule or Registration Statement No.:



              3)   Filing Party:



              4)   Date Filed:






































                             _______________________

                                       LOGO
                             _______________________





                                 March __, 1996


         Dear Stockholder:

                   You are cordially invited to attend our Annual Meet-ing of Stockholders which will be held May 6, 1996 at 2 p.m. in the Grand Ballroom of the ANA Hotel, located at 50 Third Street (between Market and Mission Streets) in San Francisco, Califor-nia.

                   The meeting will provide an opportunity for you to hear a report on 1995 operations, to meet your directors and executive officers, and to participate in the meeting.

                   At the meeting you will be asked to elect ten direc-tors to serve until their successors are elected, to increase the authorized number of shares of Common Stock and to approve an amendment to the Company's 1992 Stock Incentive Plan.

                   You will also be asked to vote upon important pro-posed amendments to the Company's Certificate of Incorporation, which may have the effect of supporting incumbent directors and management and rendering the accomplishment of certain transac-tions involving a potential change in control of the Company more difficult. We believe, however, that the resulting conti-nuity will enhance the experience and expertise of your direc-tors and will facilitate long-term planning, strategy and poli-cy. We also believe that these amendments will enhance the ability of the Board to effectively negotiate on behalf of the stockholders on issues of corporate control.

                   The matters expected to be acted upon are more fully described in the Proxy Statement which follows.


                   To ensure that your shares are represented at the meeting, please complete, sign and date the enclosed proxy and return it promptly in the envelope provided. You may revoke your proxy at any time before it is voted.







                   We look forward to seeing you at the meeting.



                                       Sincerely,



         CHARLES R. SCHWAB             LAWRENCE J. STUPSKI
         CHAIRMAN OF THE BOARD AND     VICE CHAIRMAN OF THE BOARD
           CHIEF EXECUTIVE OFFICER



                                       DAVID S. POTTRUCK
                                       PRESIDENT AND CHIEF OPERATING
                                       OFFICER










































                          THE CHARLES SCHWAB CORPORATION

                              _____________________

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD MAY 6, 1996

                               ____________________

                   The Annual Meeting of Stockholders of The Charles Schwab Corporation, a Delaware corporation (the "Company"), will be held on Monday, May 6, 1996 at 2 p.m. in the Grand Ballroom of the ANA Hotel, located at 50 Third Street (between Market and Mission Streets) in San Francisco, California, for the following purposes:

                   1. To elect ten directors to serve until their suc-cessors are elected.

                   2. To increase the authorized number of shares of Common Stock.

                   3. To approve an amendment to the 1992 Stock Incen-tive Plan.

                   4. To approve amending the Certificate of Incorpo-ration to (a) classify the Board of Directors into three classes; (b) provide that directors may be removed only for cause and only with the approval of the holders of at least 80% of the voting power of the Company; (c) provide that any vacancy on the Board shall be filled by the re-maining directors then in office, even if the remaining directors constitute less than a quorum; (d) require that stockholder action be taken only at a duly called annual meeting or special meeting of stockholders and prohibit stockholder action by written consent; (e) provide that advance notice of stockholder nominations for the election of directors and the introduction of business to be con-sidered at a meeting shall be given as set forth in the Bylaws; (f) eliminate cumulative voting; and (g) require the concurrence of the holders of at least 80% of the vot-ing power of the Company to alter, amend or repeal, or to adopt any provision inconsistent with, the foregoing amendments.

                   5. To consider and act upon such other business as may properly come before the meeting, and all adjournments and postponements thereof.







                   The Board has fixed the close of business on March 8, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of such stockholders of record will be available at 101 Montgomery Street, San Francisco, California, prior to the Annual Meeting.

                                  By Order of the Board of Directors,
                                  MARY B. TEMPLETON
                                  CORPORATE SECRETARY


         March __, 1996

         TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE RETURN POSTAGE PREPAID ENVELOPE PROVIDED. THIS WILL NOT PREVENT YOU FROM REQUESTING A TICKET TO ATTEND THE MEETING AND VOTING IN PERSON, SHOULD YOU SO DESIRE.








































                          THE CHARLES SCHWAB CORPORATION
                              101 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA  94104

                               ____________________

                                 PROXY STATEMENT
                               ____________________

                   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Charles Schwab Corporation, a Delaware corporation (the "Com-pany"), for use at the Annual Meeting of Stockholders (the "An-nual Meeting") to be held on May 6, 1996. This Proxy Statement and form of proxy are being mailed to stockholders on or about March 22, 1996.

                   Shares represented by a properly executed proxy re-ceived by the Company in time to permit its use at the Annual Meeting will be voted as indicated on the proxy. Stockholders may revoke the authority granted by their proxies at any time before the exercise of the powers conferred thereby by notice in writing delivered to the Secretary of the Company; by sub-mitting a subsequently dated proxy; or by attending the Annual Meeting, withdrawing the proxy and voting in person.

                   It is proposed that action will be taken at the An-nual Meeting to elect ten directors, to increase the authorized number of shares of Common Stock, to approve an amendment to the 1992 Stock Incentive Plan and to approve amending the Company's Certificate of Incorporation to (a) classify the Board of Directors into three classes; (b) provide that direc-tors may be removed only for cause and only with the approval of the holders of at least 80% of the voting power of the Com-pany; (c) provide that any vacancy on the Board shall be filled by the remaining directors then in office, even if the remain-ing directors constitute less than a quorum; (d) require that stockholder action be taken at a duly called annual meeting or special meeting of stockholders and prohibit stockholder action by written consent; (e) provide that advance notice of stock-holder nominations for the election of directors and the intro-duction of business to be considered at a meeting shall be given as set forth in the Bylaws; (f) eliminate cumulative vot-ing; and (g) require the concurrence of the holders of at least
         80% of the voting power of the Company to alter, amend or re-peal, or to adopt any provision inconsistent with, the forego-ing amendments. The Board of Directors knows of no other busi-ness for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof, it is the intention of the







         persons named in the proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

                   The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or other means by employees of the Company or its subsidiaries without additional compensation. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons. [The Company has retained _________ to assist in the distribution of proxy solicitation materials and in the collection of proxies for an anticipated fee of $____, plus out-of-pocket expenses. The Company will pay all expenses of the solicitation.]

                   The Company became a publicly held company in Septem-ber, 1987 through an initial public offering of its common stock, $0.01 par value (the "Common Stock"). As used in this Proxy Statement, "Schwab" means Charles Schwab & Co., Inc. All share and per share figures (including market values) in this Proxy Statement have been adjusted to reflect a two-for-one split of the Common Stock payable on September 1, 1995, ef-fected in the form of a 100 percent stock dividend.

                                      VOTING

                   At the close of business on March 8, 1996 there were outstanding and entitled to vote at the Annual Meeting ________ shares of Common Stock. Each share of Common Stock outstanding on that date entitles the stockholder of record on that date to one vote on each matter to be voted upon at the Annual Meeting, except that voting for the election of directors may be cumula-tive. A majority of all shares represented in person or by proxy at the Annual Meeting constitutes a quorum for the trans-action of business at the meeting. Under applicable Delaware law, abstentions are considered as shares present and entitled to vote and therefore will have the same effect as a vote against a matter presented at the meeting. Brokers (other than Schwab) who hold shares in street name for customers have the authority under applicable New York Stock Exchange rules to vote on the election of directors. Schwab is entitled to vote such shares only in the same proportion as the Company's shares are voted by all record holders. With respect to all other matters presented for a vote, shares as to which brokers do not have discretionary voting authority from their customers or authority under the New York Stock Exchange rules to vote on a particular matter are considered under Delaware law as shares not entitled to vote with respect to such matter, but are counted toward the establishment of a quorum.









                   The Company's Certificate of Incorporation currently contains a provision for cumulative voting for the election of directors. A stockholder intending to cumulate votes for the election of directors must notify the Company of such intention prior to the commencement of the voting for directors by so indicating on the proxy or by attending the meeting. If any stockholder has given such notice, every stockholder may cumu-late votes for candidates placed in nomination prior to the voting. Cumulative voting rights entitle a stockholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that stock-holder's shares are entitled without cumulative voting, and all such votes may be cast for a single candidate or may be dis-tributed among any or all of the candidates. The persons named in the proxy will, unless authority to do so is withheld, exer-cise their discretion with respect to the cumulative voting of shares represented by proxy in order to assure the election of as many of the nominees of the Board of Directors as possible.

                   Participants in the Charles Schwab Profit Sharing and Employee Stock Ownership Plan (the "Profit Sharing Plan") are entitled to instruct the purchasing agent of the Profit Sharing Plan how to vote all shares of Common Stock which are allocated to participants' individual accounts under the Employee Stock Ownership Plan ("ESOP") component of the Profit Sharing Plan, as well as participants' proportionate interest in shares of Common Stock held for the benefit of participants under the Profit Sharing and Salary Deferral components of the Profit Sharing Plan ("non-ESOP components") and will receive indi-vidual proxies for the voting of such shares. If the purchas-ing agent does not receive voting instructions from partici-pants with respect to all such shares, the unvoted shares will not be voted in the same proportion as the shares for which voting instructions were received by the purchasing agent, un-less the purchasing agent is required to exercise its discre-tion in voting such shares pursuant to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Shares held by the Profit Sharing Plan under the ESOP component that have yet been allocated to the ESOP accounts of individual partici-pants will be voted by the purchasing agent in the same propor-tion as the votes cast by all shares voted by Profit Sharing Plan participants, unless the purchasing agent is required to exercise its discretion in voting such shares pursuant to ERISA. A proxy given by any shareholder participating in the Company's Dividend Reinvestment and Stock Purchase Plan will govern the voting of all shares of Common Stock held for such stockholder's account under that Plan.

                   As of December 31, 1995, the current directors of the Company and senior officers of the Company and its subsidiaries









         owned and have the right to vote an aggregate of __________ shares, which, together with an aggregate of _______ shares allocated to the ESOP accounts or held for the benefit of such senior officers as participants in the non-ESOP components of the Profit Sharing Plan, represents approximately __% of the shares entitled to vote at the Annual Meeting. As of December 31, 1995, the Profit Sharing Plan also held an aggregate of _________ shares that have been allocated to the ESOP accounts or held in the non-ESOP components for the benefit of other Profit Sharing Plan participants, and an aggregate of _______ unallocated shares that will be voted at the Annual Meeting in the same proportion as the votes cast by all shares voted by Profit Sharing Plan participants, subject to the requirements of ERISA. As a consequence, it is likely that the current di-rectors, senior officers and the Profit Sharing Plan partici-pants will be able to elect the Board of Directors of the Com-pany and approve the proposals contained herein.

                              ELECTION OF DIRECTORS

                   The Board of Directors has nominated and recommends the election of each of the nominees set forth below as a di-rector of the Company. If the proposed amendments to the Cer-tificate of Incorporation concerning classification of the Board are adopted, three directors will be elected for a term expiring at the Annual Meeting in 1997, three directors will be elected for a term expiring at the Annual Meeting in 1998 and four directors will be elected for a term expiring at the An-nual Meeting in 1999 (or, in all cases, until their respective successors are elected and qualified). If those amendments are not adopted, all ten directors will be elected for a term ex-piring at the Annual Meeting in 1997 (or until their respective successors are elected and qualified). Unless otherwise indi-cated on any proxy card, the persons named in the enclosed proxy statement intend to vote the shares it represents for all of the nominees whose biographical sketches appear below for the following terms in the event the amendments are adopted:
         David S. Pottruck, Nancy H. Bechtle and C. Preston Butcher for a term expiring at the Annual Meeting in 1997; Lawrence J. Stupski, Donald G. Fisher and Anthony M. Frank for a term ex-piring at the Annual Meeting in 1998; Charles R. Schwab,
         James R. Harvey, Stephen T. McLin and Roger O. Walther for a term expiring at the Annual Meeting in 1999; and for all nomi-nees for a term expiring at the Annual Meeting in 1997 in the event the amendments are not adopted. The persons named in the proxy intend, unless authorization to do so is withheld, to vote for the election of the nominees named below. The ten nominees receiving the greatest number of votes will be elected directors of the Company for the terms discussed above. Should any nominee become unavailable to serve as a director, the









         proxies will be voted for such other person as the Board of Directors may designate, or the number of authorized directors may be reduced.

                   The information below is provided with respect to each nominee for election as a director of the Company, each of whom is currently serving as a director. There are no family relationships among any directors or executive officers of the Company.

                   CHARLES R. SCHWAB, age 58, was a founder of Schwab in 1971, and has been its Chairman since 1978. He has been the Chairman, Chief Executive Officer and a director of the Company since its incorporation in November 1986. Since February 1989, he has been a member of the Customer Quality Assurance Commit-tee of the Board of Directors. Mr. Schwab currently serves as a director of The Gap, Inc., Transamerica Corporation, and Air-Touch Communications, and as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, all registered investment companies.

                   LAWRENCE J. STUPSKI, age 50, has been the Vice Chair-man of the Company since July 1992, and a director of the Com-pany since its incorporation in November 1986. He also has served as Chief Operating Officer of the Company (November 1986 to March 1994) and President of the Company (November 1986 to July 1992). Mr. Stupski has been a director of Schwab since 1981 and in the last five years also has served as Chief Oper-ating Officer (1981 to July 1992), Chief Executive Officer (July 1988 to July 1992), and Vice Chairman (July 1992 to Au-gust 1994) of Schwab.

                   DAVID S. POTTRUCK, age 47, became the Chief Operating Officer and a director of the Company in March 1994 and has been President of the Company and Chief Executive Officer of Schwab since July 1992. In the last five years Mr. Pottruck has served as an Executive Vice President of the Company (March 1987 to July 1992) and has been President and a director of Schwab (since July 1988).

                   NANCY H. BECHTLE, age 58, has been a director of the Company and has served as a member of the Audit and Customer Quality Assurance Committees since September 1992 and the Com-pensation Committee since January 1996. Ms. Bechtle has been a director and Chief Financial Officer of J.R. Bechtle & Co., an international consulting firm, since 1979. She has been the President and Chief Executive Officer of the San Francisco Sym-phony since 1987, and has served as a member of the San Fran-cisco Symphony Board of Governors since 1984.










                   C. PRESTON BUTCHER, age 57, has been a director of the Company since October 1988 and has served as a member of the Audit Committee since February 1989 and as a member of the Compensation Committee since September 1992. He served as a member of the Customer Quality Assurance Committee from May 1992 to September 1992. Mr. Butcher has been the President and Regional Partner of Lincoln Property Company N.C., Inc., a real estate development and management firm, since 1967, and is a director of BRE Properties, Inc., a real estate investment trust.

                   DONALD G. FISHER, age 67, has been a director of the Company since January 1988. He has served as a member of the Customer Quality Assurance Committee since February 1989 and as a member of the Audit Committee since September 1992. He pre-viously served as a member of the Audit Committee from March 1988 to May 1992, and as a member of the Compensation Committee from February 1988 to September 1992. Mr. Fisher is the Chair-man of The Gap, Inc., a nationwide specialty retail clothing chain. Mr. Fisher was also Chief Executive Officer and a di-rector of The Gap, Inc. from 1969 to November 1995. Mr. Fisher also is currently a director of AirTouch Communications.

                   ANTHONY M. FRANK, age 64, has been a director of the Company and has served as a member of the Audit and Customer Quality Assurance Committees since December 1993. He is the current chairman of the Customer Quality Assurance Committee. He also served as a director of the Company from April 1987 until February 1988 and from March 1992 until April 1993. Mr. Frank is Chairman of the Board of Acrogen, Inc., a biotech-nology firm. From March 1988 until March l992, Mr. Frank served as Postmaster General of the United States. From April 1993 until November 1993, Mr. Frank was Chairman of the Board and President of Independent Bancorp of Arizona, Inc., a regis-tered bank holding company. Mr. Frank also is currently a di-rector of Bedford Property Investors; Living Centers of America Temple-Inland, Inc.; General American Investors, a closed-ended investment company; and Irvine Apartment Communities and Cres-cent Real Estate Equities, both real estate investment trusts.

                   JAMES R. HARVEY, age 61, has been a director of the Company and has served as a member of the Audit Committee since February 1989 and as a member of the Customer Quality Assurance Committee since September 1992. He served as a member of the Compensation Committee from February 1989 to September 1992 and since January 1996. Mr. Harvey served as Chairman of Trans-america Corporation from 1983 to 1996 and as Transamerica's Chief Executive Officer from 1981 until 1991. Transamerica Corporation provides selected financial services to individuals










         and organizations. Mr. Harvey has been a director of Trans-america Corporation since 1975, and also serves as a director of McKesson Corporation and AirTouch Communications.

                   STEPHEN T. MCLIN, age 49, has been a director of the Company and has served as a member of the Audit Committee since July 1988 and as a member of the Compensation Committee since February 1989. Mr. McLin is the current chairman of the Audit Committee. Since January 1987, Mr. McLin has been the Presi-dent and Chief Executive Officer of America First Financial Corporation, a finance and investment banking firm. Mr. McLin is also Chairman of the Board of EurekaBank, a federal savings bank.

                   ROGER O. WALTHER, age 60, has been a director of the Company and a member of the Customer Quality Assurance Commit-tee since April 1989 and has served as a member of the Compen-sation Committee since May 1989. He is the current chairman of the Compensation Committee. Since May 1992, Mr. Walther has been the Chairman and Chief Executive Officer of ELS Educa-tional Services, Inc., the largest teacher in the United States of English as a second language. Mr. Walther was President, Chief Executive Officer and a director of AIFS, Inc., which de-signs and markets educational and cultural programs interna-tionally, from 1964 to February 1993. Since 1985, Mr. Walther has served as Chairman and has been a director of First Repub-lic Bancorp, a bank holding company.

                     INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

                   The Board of Directors held seven regular meetings and one special meeting during 1995. The Board of Directors has an Audit Committee, a Compensation Committee, and a Cus-tomer Quality Assurance Committee. The Board of Directors does not have a nominating committee or any committee serving a similar function.

                   The Audit Committee, among other things, confers with the Company's independent accountants and internal auditors regarding the scope of their respective examinations, reviews reports of the Company's independent accountants and internal auditors, and reviews recommendations concerning internal con-trols. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee held four meetings during 1995.

                   The Compensation Committee reviews and approves the Company's compensation philosophy, all programs that govern









         annual and long-term compensation of executive officers, and material employee benefit plans. In addition, the Compensation Committee has the authority to grant options or make equity grants to members of the Board of Directors and key employees under the Company's stock option plans. The Compensation Com-mittee held eight meetings in 1995.

                   The Customer Quality Assurance Committee monitors service quality and customer satisfaction. The Customer Qual-ity Assurance Committee proposes initiatives to research ser-vice quality and reviews the results of surveys of Schwab cus-tomers. The Customer Quality Assurance Committee held one meeting in 1995.

                   Directors who are also officers of the Company or its subsidiaries do not receive any additional compensation for their services as directors. In 1995, non-employee directors received an annual retainer of $20,000, $1,000 for each Board meeting attended, $300 for each Board committee meeting at-tended either immediately prior to or following a Board meet-ing, and $1,000 for each Board committee meeting otherwise at-tended, and are reimbursed for their expenses of attendance at such meetings. In 1995, committee chairmen received an ad-ditional annual retainer of $3,000. In addition, the Company's non-employee directors as a group receive annual, automatic grants of options under the 1992 Stock Incentive Plan. In 1995, each member of the Board was granted an option to pur-chase 1,000 shares of Common Stock of the Company pursuant to the Stock Incentive Plan on May 15, 1995 at the fair market value of $18.0625 per share.

                          APPROVAL OF AN INCREASE IN THE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         Summary

                   The Board of Directors of the Company has approved and recommends the approval of an amendment to the Company's Restated Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of Common Stock. Cur-rently, the Company has 209,940,000 authorized shares, con-sisting of 200,000,000 Common Shares having a par value of $0.01 per share and 9,940,000 preferred shares having a par value of $0.01 per share ("Preferred Stock"). At March 8, 1996 no shares of Preferred Stock were issued and outstanding, _____ shares of Common Stock were issued and outstanding, _______ options on Common Stock were granted and ______ shares of Com-mon Stock were reserved for future grants under incentive plans. The Company's authorized but unissued Preferred Stock










         may be issued with such rights, preferences, and limitations as the Board of Directors may determine from time to time.

                   The Company has no present plans, understandings, or agreements for the issuance or use of the additional shares of Common Stock. However, the Board of Directors believes it is desirable to enhance the Company's flexibility in connection with possible future actions, such as use in employee benefit plans, stock splits, stock dividends, financings, corporate mergers, acquisitions of property, and other general corporate purposes. Having such authorized capital stock available for issuance in the future will allow additional shares of Common Stock to be issued without the expense and delay of a special meeting of stockholders. Eliminating this delay will better enable the Company to engage in financial transactions and ac-quisitions which take full advantage of changing market con-ditions. The Company is not presently engaged in any negotia-tions concerning the issuance of any shares of the additional authorized Common Stock, and there are no present arrangements, understandings or plans concerning the issuance of such shares.

                   The proposed shares of Common Stock for which autho-rization is sought will be part of the existing class of such stock and will increase the number of shares of Common Stock available for issuance by the Company, but will have no effect upon the terms of the Common Stock or the rights of the holders of Common Stock. If and when issued, the proposed authorized shares of Common Stock would have the same rights and privi-leges as the shares of Common Stock presently outstanding. Holders of existing Common Stock would not have preemptive rights to purchase any shares of Common Stock.

         Description of the Proposed Amendments

                   The proposed amendment to the Certificate provides that the number of authorized shares of Common Stock be in-creased from 200,000,000 to 500,000,000 and that the aggregate number of authorized shares be increased from 209,940,000 to 509,940,000.

         Vote Required for Adoption of Proposed Amendment

                   Under the Delaware General Corporation Law (the "DGCL"), an affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the amendment to the Certificate to increase the number of autho-rized shares of Common Stock.












         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENTS TO THE CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

              APPROVAL OF AMENDMENT TO THE 1992 STOCK INCENTIVE PLAN

         Summary

                   On January 17, 1996, the Board of Directors of the Company adopted a resolution approving an amendment to the Company's 1992 Stock Incentive Plan (the "1992 Plan") which permits the granting of stock options, restricted common stock or performance shares awards (or a combination thereof) to key employees and directors of the Company. The purpose of the 1992 Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by encourag-ing non-employee directors and key employees to focus on long-range objectives, encouraging the attraction and retention of non-employee directors and key employees with exceptional qualifications, and linking non-employee directors and key em-ployees directly to stockholder interests.

         Description of Proposed Amendment to the 1992 Plan

                   The proposed amendment to Section 4.2 of the 1992 Plan provides that each non-employee director shall receive an annual automatic option grant covering 2,500 shares of Common Stock provided, however, the exercise price, determined as of the grant date, is $35 or more, the automatic option grant will cover 1,500 shares of Common Stock.

                   The discussion herein of the proposal is qualified in its entirety by the complete text of the proposed amendment to the 1992 Plan, which is attached hereto as Exhibit D.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE 1992 PLAN.

               APPROVAL OF AMENDMENTS TO THE COMPANY'S CERTIFICATE
                                 OF INCORPORATION

         Summary

                   The Company's Board of Directors has unanimously de-termined that amending the Certificate in the manner described below is advisable and recommends that the Company's stockhold-ers adopt the amendments. Stockholders are urged to read care-fully the materials that follow as they involve matters of par-ticular importance.










                   The proposed amendments to the Certificate would (a) classify the Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim realignment period, will serve for three years, with one class being elected each year; (b) provide that directors may be re-moved only for cause and only with the approval of the holders of at least 80% of the voting power of the Company entitled to vote generally in the election of directors; (c) provide that any vacancy on the Board shall be filled by the remaining di-rectors then in office, though less than a quorum; (d) require that stockholder action be taken at a duly called annual meet-ing or special meeting of stockholders and prohibit stockholder action by written consent; (e) provide that advance notice of stockholder nominations for the election of directors and the introduction of business to be considered at a meeting shall be given as set forth in the Bylaws; (f) eliminate cumulative vot-ing; and (g) require the concurrence of the holders of at least 80% of the voting power of the Company entitled to vote gener-ally in the election of directors to alter, amend or repeal, or to adopt any provision inconsistent with, the foregoing amend-ments. The Board also has unanimously approved certain amend-ments to the Company's Bylaws to implement, and conform the Bylaws to, the above amendments to the Certificate (the "Con-forming Bylaw Amendments"). If the proposed amendments to the Certificate are approved the Conforming Bylaw Amendments will become effective at the same time as the proposed amendments to the Certificate. These amendments are described below in "De-scription of the Proposed Amendments". In addition, the Board has unanimously approved other related amendments to the Bylaws (the "Other Bylaw Amendments") described in "Other Bylaw Amend-ments", which will become effective on May 6, 1996, regardless of whether the proposed amendments to the Certificate are ap-proved.

                   As more fully discussed below, the Board of Directors believes these proposed amendments, taken together, would, if adopted, help assure the continuity and stability of the Com-pany's business and affairs by making it more difficult and time-consuming to change majority control of the Board of Di-rectors. In addition, the Board of Directors believes that these amendments would assist in providing the Board with suf-ficient time to review any unsolicited proposal for an extraor-dinary corporate transaction (such as a merger or liquidation) and appropriate alternatives thereto. These amendments, if adopted by the stockholders, will not impede a takeover or other transaction that is approved by the directors of the Com-pany. They will, however, have the overall effect of making it more difficult and time-consuming to acquire and exercise con-trol of the Company and to remove incumbent directors, and to










         benefit from certain transactions which are opposed by the in-cumbent Board.

                   THE PROPOSALS ARE NOT BEING RECOMMENDED IN RESPONSE TO ANY SPECIFIC EFFORT OF WHICH THE COMPANY IS AWARE TO OBTAIN CONTROL OF THE COMPANY, BUT RATHER ARE BEING RECOMMENDED IN ORDER TO ASSURE FAIR TREATMENT OF THE COMPANY'S STOCKHOLDERS. IN ADDITION, WHILE THE COMPANY MAY FROM TIME TO TIME CONSIDER PROPOSALS WHICH MAY BE CONSIDERED TO HAVE ANTI-TAKEOVER IMPLI-CATIONS, IT IS NOT CURRENTLY CONSIDERING THE ADOPTION OF OTHER SUCH AMENDMENTS.

                   Stockholders are urged to read carefully the follow-ing sections of this Proxy Statement, which describe these amendments and their purposes and effects, and Exhibits A, B and C hereto, which set forth the full text of the proposed amendments to the Certificate, the Conforming Bylaw Amendments and the Other Bylaw Amendments, respectively, before voting on these proposed amendments to the Certificate. The description herein of these amendments is qualified in its entirety by the complete text of such amendments attached hereto as Exhibits A, B and C.

         Description of the Proposed Amendments

                   Classification of the Board of Directors. Directors are currently elected to the Company's Board of Directors annu-ally for a term of one year. Paragraph A of proposed Article SIXTH of the Certificate and the proposed Section 3.02 of the Bylaws provide that the Board shall be divided into three classes of directors, each class to be as nearly equal in num-ber of directors as possible. If the proposed amendments are adopted, the Company's directors will be divided into three classes and three directors will be elected for a term expiring at the 1997 Annual Meeting of Stockholders, three directors will be elected for a term expiring at the 1998 Annual Meeting of Stockholders and the remaining four directors will be elected for a term expiring at the 1999 Annual Meeting of Stockholders (or, in each case, until their respective succes-sors are duly elected and qualified). Starting with the 1997 Annual Meeting of Stockholders, one class of directors will be elected each year for a three-year term. If the proposed amendments are not adopted, all ten directors will be elected for a term expiring at the 1997 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

                   The classification of directors will have the effect of making it more difficult to change the composition of the Board of Directors. At least two stockholder meetings, instead of one, will be required to effect a change in a majority of









         the Board. Although there has been no problem in the past with the continuity or stability of the Board, the Board believes that the longer time required to elect a majority of a classi-fied Board will help to assure the continuity and stability of the Company's directors and policies in the future, since a ma-jority of the directors at any given time will have prior expe-rience as directors of the Company. The classified board pro-vision would also help ensure that the Board, if confronted with an unsolicited proposal for an extraordinary corporate transaction from a third party, will have sufficient time to review the proposal and alternatives. It should also be noted that the classification provision will apply to every election of directors, regardless of whether a change in the Board might arguably be beneficial to the Company and its stockholders and whether or not a majority of the Company's stockholders be-lieves that such a change would be desirable.

                   Removal of Directors; Filling Vacancies on the Board of Directors. Proposed Paragraph D of Article SIXTH of the Certificate and Section 3.05 of the Bylaws if adopted would provide that a director may be removed from office at any time but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of the shares en-titled to vote generally in the election of directors. Cur-rently, a director may be removed with or without cause by the affirmative vote of a majority of the voting power of the shares entitled to be voted for the election of directors.

                   Section 3.06 of the Bylaws now provides that a va-cancy on the Board, including as a result of newly created di-rectorships, may be filled by vote of the majority of the re-maining directors, although less than a quorum, and that the stockholders may elect a director at any time to fill any va-cancy not filled by the directors. In addition, the Bylaws currently provide that if, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders constitute less than a majority of the directors then in office, any holder of an aggregate of 5% or more of the total number of shares then entitled to vote at an election of directors may call a special election of stock-holders to elect the entire Board. The proposed Paragraph C of Article SIXTH to the Certificate and the proposed Section 3.06 of the Bylaws retain the provisions that a vacancy, including one as a result of newly created directorships on the Board, may be filled by the remaining directors, but does not permit stockholders to fill vacancies. In addition, the amendment provides that any new director elected to fill a vacancy on the Board will serve for the remainder of the full term of the class in which the vacancy occurred. It also provides that no










         decrease in the number of directors shall shorten the term of any incumbent director.

                   The provisions of the proposed amendments relating to the removal of directors and the filling of vacancies on the Board will preclude a third party from removing incumbent di-rectors without cause and simultaneously gaining control of the Board by filling the vacancies with its own nominees. More-over, the provision that newly created directorships are to be filled by the Board would prevent a third party seeking major-ity representation on the Board of Directors from obtaining such representation simply by enlarging the Board and filling the new directorships created thereby with its own nominees.

                   Notice of Stockholder Business and Nominations. Pro-posed Paragraph B of Article SIXTH of the Certificate provides that nominations for the election of directors and proposals of business to be considered at a meeting of stockholders must be made as provided in the Bylaws. The amendment to Section 2.06 of the Bylaws which will become effective on May 6, 1996 pro-vides that advance notice of stockholder nominations for the election of directors and the introduction of business to be considered at a meeting shall be given and that certain infor-mation be provided with respect to such stockholder nominees and proposals. See "Other Bylaw Amendments--Notice of Stock-holder Business and Nominations."

                   The advance notice requirement, by regulating stock-holder nominations and the introduction of business at any meeting of stockholders, affords the Board of Directors the opportunity to consider the qualifications of the proposed nom-inees and, to the extent deemed necessary or desirable by the Board, inform stockholders about the merits of such proposals and qualifications. Although this Section does not give the Board of Directors any power to approve or disapprove of stock-holder nominations for election of directors, it may have the effect of precluding a contest for the election of directors if the procedures established by it are not followed and may dis-courage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether this might be harmful or beneficial to the Company and its stockholders.

                   Certain Stockholder Actions. Pursuant to the DGCL, unless otherwise provided in a corporation's Certificate of Incorporation, any action required or permitted to be taken by stockholders of the corporation may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that









         would be necessary to authorize such action at a meeting of stockholders. The Company's Certificate currently does not include an alternate provision, therefore, if the requirements of the DGCL are fulfilled, the Company's stockholders may act by written consent. Proposed Article ELEVENTH of the Certifi-cate and the related Section 2.10 of the Bylaws would require that stockholder action be taken at a duly called annual or special meeting of stockholders and would prohibit stockholder action by written consent. Stockholders would not be permitted to call a special meeting of stockholders or to require that the Board call a special meeting.

                   The provisions prohibiting stockholder action by written consent would give all the stockholders of the Company the opportunity to participate in determining any proposed ac-tion and would prevent the holders of a simple majority of the voting power of the Company from using the written consent pro-cedure to take stockholder action without a meeting. The abil-ity of holders of a simple majority of the voting stock of the Company to take action without the opportunity for discussion at a meeting decreases the ability of minority stockholders to have their views considered. Moreover, a stockholder could not force stockholder consideration of a proposal over the opposi-tion of the Board of Directors by calling a special meeting of stockholders prior to such time as the Board believed such con-sideration to be appropriate. If adopted, the proposed amend-ment would tend to support incumbent directors and management and make it more difficult for stockholders to effect certain actions even if such actions are desired by the holders of a majority of the outstanding shares.

                   Elimination of Cumulative Voting. Proposed Article NINTH of the Certificate would eliminate cumulative voting. Cumulative voting entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distrib-ute such votes among up to as many candidates as there are po-sitions to be filled. Without cumulative voting, a stockholder or group of stockholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumula-tive voting may enable a minority stockholder or group of stockholders to elect at least one representative to the Board. If the amendment is adopted, in all future elections of the Board of Directors, commencing with the Annual Meeting to be held in 1997, the holders of a majority of the shares actually voted (assuming that a quorum is present) will be guaranteed the right to elect all of the directors being elected at that time.










                   The Board of Directors believes that each director elected to the Board should represent the interests of all stockholders. The elimination of cumulative voting should help ensure that each director acts in the best interests of all stockholders, because stockholders holding a majority of the voting shares will have the power to elect every director to be elected at any annual meeting.

                   The elimination of cumulative voting will, however, make it more difficult for a minority stockholder or group of stockholders to elect a representative to the Board of Direc-tors. It may also under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest; discourage the acquisition of large blocks of the Company's shares by persons who would not make such acquisition without assurance of the ability to place a representative on the Board of Directors; deter or delay the assumption of control by a holder of a large block of the Company's shares; or render more difficult the replacement of incumbent directors and manage-ment.

                   Increased Stockholder Vote for Alteration, Amendment or Repeal of Proposed Amendments. Under the DGCL, amendments to the Certificate require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment and of a majority of the outstanding stock of each class entitled to vote on the amendment as a class. The DGCL also permits provisions in the Certificate which require a greater vote than the vote otherwise required by law for any corporate action. With respect to such supermajority provi-sions, the DGCL requires that any alteration, amendment or re-peal thereof be approved by an equally large stockholder vote. As permitted by these provisions of the DGCL, alteration, amendment or repeal of, or the adoption of any provision incon-sistent with, the proposed amendments to the Certificate dis-cussed above would require the concurrence of the holders of at least 80% of the voting power of the Company entitled to vote generally in the election of directors. In addition, under proposed Article FIFTH of the Certificate none of the Bylaw amendments related to the proposed amendments to the Certifi-cate may be altered, amended or repealed, nor may any provision inconsistent therewith be adopted, without the concurrence of the holders of at least 80% of the voting power of the Company.

                   Stockholders should consider that obtaining a super-majority vote can be difficult. The percentages of outstanding shares of Common Stock entitled to vote represented by direc-tors, senior officers and their ESOP and Profit Sharing Plan holdings as of December 31, 1995 and at the last three annual










         meetings of stockholders of the Company were __%, 30%, 31% and 33%, respectively.

                   The requirement of an increased stockholder vote is designed to prevent a stockholder with a majority of the voting power of the Company from avoiding the requirements of the pro-posed amendments by simply repealing them.

         Other Bylaw Amendments

                   The following amendments to the Company's Bylaws have been unanimously approved by the Board and will become effec-tive on May 6, 1996.

                   Elimination of the Ability of Stockholders to Call a Special Meeting. The Bylaws currently provide that special meetings can be called by stockholders who hold at least 25% of the voting power of the outstanding capital stock of the Com-pany entitled to vote generally in the election of directors. The amendment to Section 2.02 of the Bylaws will eliminate this provision and thus will provide for the orderly conduct of all Company affairs at the annual meeting of stockholders or a spe-cial meeting called by the Board, the Chairman or a duly desig-nated committee of the Board. Accordingly, a stockholder could not force stockholder consideration of a proposal over the op-position of the Board by calling a special meeting of stock-holders prior to such time that the Board believed such con-sideration to be appropriate. As a result, the Board will have the opportunity to adequately inform other stockholders of the matters to be considered.

                   Postponement and Adjournment of Stockholder Meetings. The Board is not expressly given the power to postpone a meet-ing or to cancel a special meeting nor is the chairman of the meeting given the power to adjourn under the current Bylaws. Sections 2.04 and 2.05 of the Bylaws as amended will give the Board and the chairman of a meeting, respectively, such power.

                   Stockholder Voting. As amended, Section 2.07(c) of the Bylaws provides that stockholder voting at meetings will be by ballot and that the chairman of the meeting will fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stock-holders will vote. The reason for these provisions is to en-sure orderly meetings.

                   Meetings of the Board of Directors. Section 3.10 of the Bylaws, as amended, will provide for notice for special











         meetings of directors by overnight mail or by facsimile trans-mission. Adding such forms of notice would increase the flex-ibility of the Company in responding to threats. In addition,
         Section 3.18 as amended will provide that only the Chairman or President of the Company could call a special board meeting.

                   Notice of Stockholder Business and Nominations. Sec-tion 2.06 of the Bylaws, as amended, will provide that nomina-tions for the election of directors and the proposal of busi-ness to be considered by stockholders may be made (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the Board or (c) by any stockholder of the Company who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who complies with the no-tice procedures set forth below. Under the proposed amend-ments, a stockholder's notice, to be timely, generally must be delivered not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. The amendment also provides that, if the Company calls a spe-cial meeting of stockholders for the purpose of electing one or more directors to the Board, any stockholder may nominate a person for election if the stockholder's notice is delivered to the Company (a) not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting, or (b) the 10th day following the day on which public announcement is first made of the date of the special meeting. The amendment also provides that such stockholder's notice must set forth certain information concerning such stockholder and his nominees, including such information as would be required to be included in a proxy statement solicit-ing proxies for the election of the nominees of such stock-holder and as to any other business that the stockholder pro-poses to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the benefi-cial owner, if any, on whose behalf the proposal is made.

                   The advance notice requirement, by regulating stock-holder nominations and the introduction of business at any meeting of stockholders, affords the Board of Directors the opportunity to consider the qualifications of the proposed nom-inees and, to the extent deemed necessary or desirable by the Board, inform stockholders about the merits of such proposals and qualifications. Although this Section does not give the Board of Directors any power to approve or disapprove of stock-holder nominations for election of directors, it may have the effect of precluding a contest for the election of directors if









         the procedures established by it are not followed and may dis-courage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether this might be harmful or beneficial to the Company and its stockholders.

         Purpose and Possible Effects of the Proposed Amendments

                   The purpose of the proposed amendments to the Cer-tificate is to help assure the continuity and stability of the Company's business strategies and policies and to reduce the vulnerability of the Company to an unsolicited proposal for the takeover of the Company or for the restructuring or sale of all or part of the Company.

                   The Board of Directors of the Company believes that the imminent threat of removal of the Company's Board and man-agement in the face of an unsolicited proposal regarding an extraordinary corporate transaction would severely curtail the Company's ability to negotiate effectively with such persons on behalf of all other stockholders. Management and the Board would be deprived of the time and information necessary to evaluate the unsolicited proposal and to study alternatives and ensure that the best price is obtained in any transaction in-volving the Company which may ultimately be undertaken. The amendments are designed to make it more time-consuming to change majority control of the Board and thus reduce the Com-pany's vulnerability.

                   Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its stockholders. The proposed amendments will make more difficult or discourage a proxy con-test or the assumption of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board and could thus increase the likelihood that incumbent directors will retain their positions. The amendments, if they are adopted, could also have the effect of discouraging such actions, even though stockholders might feel that such an at-tempt might be beneficial to them or the Company. In addition, since the amendments may discourage tender offers, open market purchases in anticipation of tender offers, and other invest-ment and speculative market activity that may have the effect of increasing the market price of or price volatility in the Company's stock, stockholders could be deprived of certain op-portunities to sell their shares at a temporarily higher price.

                   The Board, however, feels that the benefits of seek-ing to protect its ability to negotiate with the proponent of









         an unfriendly or unsolicited proposal to takeover or restruc-ture the Company outweigh the disadvantages of discouraging such proposals. The proposed amendments are intended to en-courage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Company's management and Board of Directors who would then be in a position to negotiate a transaction which is fair to all stockholders.

         Relationship with Certain Present Provisions

                   If adopted the proposed amendments may have the ef-fect of tending to make it more difficult for stockholders to take certain actions without support of the Board of Directors even though holders of a majority of the Company's shares may be in favor of such action. These factors should be considered together with certain other features of the Company's Certifi-cate and Bylaws and the DGCL which may have anti-takeover ef-fects.

                   Preferred Stock. The Certificate authorizes the is-suance of up to 9,940,000 of Preferred Stock by action of the Board of Directors without further action by the stockholders. Thus, the Board of Directors could authorize the issuance of shares of the Preferred Stock with special voting and other rights which could deter, or hinder the completion of, any pro-posed tender offer, merger or other attempt to gain control of the Company which is not approved by the Board of Directors, to the extent permissible under applicable law. Issuance of such Preferred Stock could make removal of incumbent management more difficult, even if such removal were viewed as in the best in-terests of stockholders of the Company, for example, in circum-stances in which a block of new shares were to be placed with a stockholder supporting present management or who enters into a voting agreement with respect thereto. In addition, the Board of Directors could authorize the adoption of a rights plan and the issuance of rights thereunder which, as part of their terms, could include provisions that would cause substantial dilution to a person or group that attempts to acquire the Com-pany on terms not approved by the Board of Directors. The Com-pany has no present plans to adopt such a plan and has no com-mitments, agreements or plans with respect to such issuances of any shares of Preferred Stock.

                   Fair Price Provision. Article TENTH of the Certifi-cate (the "Fair Price Provision") requires the approval by the holders of 80% of the voting stock of the Company as a condi-tion for mergers and certain other business combinations in-volving the Company and any holder of more than 15% of such voting stock (an "Interested Stockholder"). Such approval is









         not required if (a) the transaction is either approved by a majority of the members of the Board who are unaffiliated with the Interested Stockholder and who were directors before the Interested Stockholder became an Interested Stockholder (or any successors thereof nominated by a majority of such other direc-tors at such time) or (b) certain minimum price and procedural requirements are met. The Fair Price Provision may make it more difficult to accomplish certain transactions which are opposed by the incumbent Board and which may be beneficial to stockholders.

                   Transactions with an Interested Stockholder. Section 203 of the DGCL regulates certain transactions, including merg-ers, other business combinations and similar transactions be-tween the Company and an "interested stockholder" ("owners" of 15% or more of the Company's outstanding voting stock as de-scribed in Section 203) and may have the effect of discouraging a non-negotiated bid or proposal to acquire the Company. While not preventing acquisition of control of the Company by third parties, Section 203 may inhibit the ability to exercise such control and delay or make such transactions more difficult ex-cept when such acquisition of control is approved in advance by the board of directors (provided that the restrictions of Sec-tion 203 do not apply if the "interested stockholder" will own at least 85% of a corporation's outstanding voting stock, ex-cluding certain shares, upon consummation of the transaction that results in such person becoming an "interested stock-holder"). Section 203 is designed to permit an acquirer to make a fairly-priced tender offer for all of a corporation's shares, since an offeror who can obtain an ownership level of 85% of the corporation's voting stock in the same transaction that takes it over 15% is not restricted by the statute. How-ever, as of December 31, 1995, the Profit Sharing Plan held approximately ___% of the outstanding Common Stock so that it may be more difficult for an acquirer to reach 85%.

         Vote Required for Adoption of Proposed Amendments

                   Under the DGCL, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendments to the Certificate. Each of the Bylaw amendments have been approved by the Board and none re-quire shareholder approval. The Conforming Bylaw Amendments will become effective only upon the effectiveness of the amend-ments to the Certificate and the Other Bylaw Amendments will become effective on May 6, 1996 regardless of whether the amen-dments to the Certificate are approved.











         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENTS TO THE CERTIFICATE.

                              PRINCIPAL STOCKHOLDERS

                   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 8, 1996 by each person who is known to the Company to own beneficially more than 5% of the Common Stock, each execu-tive officer named in the Summary Compensation Table, each of the Company's directors and each nominee for election as a di-rector, and all directors and executive officers of the Company as a group.

                            [INSERT CHART A - TO COME]

                              EXECUTIVE COMPENSATION

                   The following table shows specific compensation in-formation for the Company's Chief Executive Officer and the next four most highly compensated executive officers in 1995 for fiscal years ending December 31, 1995, 1994, and 1993.

                            [INSERT CHART B - TO COME]

                               STOCK OPTION TABLES

                   The following table shows information concerning stock options granted to the individuals named in the Summary Compensation Table above during the fiscal year ended December 31, 1995.

                            [INSERT CHART C - TO COME]

                   The following table shows information concerning the exercise of stock options during 1995 and the value of unexer-cised stock options held by the individuals named in the Summa-ry Compensation Table above as of December 31, 1995.

                            [INSERT CHART D - TO COME]

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

                   During 1995 the Compensation Committee (the "Commit-tee") of the Company's Board of Directors was comprised of three directors who are not employees of the Company or of any of its subsidiaries. The Committee has overall responsibility for the Company's executive compensation policies and prac-tices. Each member is a "disinterested director" within the









         meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of
         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee determines the Chairman's compen-sation and, upon recommendation of the Chairman and the Presi-dent, reviews and approves all executive officers' compensa-tion, including salary, payments under the annual executive bonus plans, awards under long-term cash incentive plans and awards under stock option and stock incentive plans. The Com-mittee has provided the following report on the Chairman's com-pensation, the compensation policies of the Company as they apply to its executive officers and the relationship of Company performance to executive compensation.

         COMPENSATION POLICIES

                   The Company's compensation policies are designed to address a number of objectives, including rewarding financial performance and motivating executive officers to achieve sig-nificant returns for stockholders. The Company's policies rely on two principles. First, a significant portion of executive officers' total compensation should be in the form of stock and stock-based incentives. Second, a large portion of their cash compensation should be at risk and vary, depending upon meeting stated financial objectives.

                   When establishing salaries, bonus levels and stock-based awards for executive officers, the Committee considers the individual's role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies, based on periodic reviews of competitive data obtained from independent consultants. The Committee reviews companies of similar size, rates of growth and financial returns to the Company, includ-ing, but not limited to, some of the companies included in the Dow Jones Securities Brokerage Group Index. Companies outside the financial services industry are selected for inclusion in the review based upon the extent to which they satisfy a list of selection criteria, which includes size, growth rates, simi-lar financial performance, leadership status in their industry, and reputation for innovation, not all of which will be satis-fied in any particular case. The Committee believes it is nec-essary to include in its review companies other than those in-cluded in the Dow Jones Securities Brokerage Group Index be-cause the Company frequently recruits employees from outside the financial services industry, depending upon the specific skills required for the position. The Committee uses compara-tive data to set compensation targets that will provide execu-tive officers with compensation that exceeds the average amounts paid to similar executives of comparable companies in









         years in which the Company achieves superior performance, and in the payment of compensation below the average of amounts paid to similar executives of comparable companies in years in which the Company fails to achieve superior performance. How-ever, in certain cases the Committee also may make discretion-ary and subjective determinations of the appropriate compensa-tion amounts, to reflect, for example, the Company's philosophy of compensating executives for the success they achieve in man-aging specific enterprises. With respect to executive officers other than the Chairman, the Committee places considerable weight upon the recommendations of the Chairman and, where ap-propriate, the President.

         THE IMPORTANCE OF OWNERSHIP

                   A fundamental tenet of the Company's compensation policy is that significant equity participation creates a vital long-term partnership between management/owners and other stockholders. Through the Profit Sharing Plan and various stock incentive plans, the benefits of equity ownership are extended to executive officers and employees of the Company and its subsidiaries. As of December 31, 1995, the directors of the Company and executive officers and other senior officers of the Company and its subsidiaries owned an aggregate of _______ shares and had the right to acquire an additional ______ shares upon the exercise of employee stock options which were exercis-able on December 31, 1995 or within sixty days thereafter. In addition, the Profit Sharing Plan held _______ shares. These interests, exclusive of outstanding options, represented in the
         aggregate   % of the outstanding capital stock of the Company.
         The Company intends to continue its strategy of encouraging its employees to become stockholders.

                   The chart which follows this report compares changes in the Company's cumulative total returns with those of the S&P 500 Index and the Dow Jones Securities Brokers Industry Group Index. From December 31, 1990 through December 31, 1995 the cumulative total return of the Company's stock was ______ per-cent. By comparison, in the same period the Dow Jones Securi-ties Brokers Industry Group Index grew ______ percent and the S&P 500 Index grew _______ percent. The Committee believes that the executive officers' equity participation in the Com-pany is a meaningful factor contributing to the Company's suc-cess.















         ANNUAL BASE SALARY

                   The Company believes that base salary is frequently a significant factor in attracting, motivating and retaining com-petent and skilled executive officers. To maintain a competi-tive advantage, the Committee reviews base salaries of execu-tive officers annually and generally sets the base salary of its executive officers at or near the average of the levels paid by the other companies it reviews. (See "Compensation Policies.")

         VARIABLE COMPENSATION

                   Corporate Executive Bonus Plan. The Corporate Execu-tive Bonus Plan pays bonuses each year to executive officers (other than the Chairman, who is covered under an employment agreement with the Company. See "Chairman's Compensation" be-
         low) based on the Company's performance. Depending upon the Company's net revenue growth and pre-tax profit margin, the bonus plan is paid out at a percentage of each participant's bonus target. Targets are expressed as a percentage of base salary, which are determined by the Committee based on the fac-tors discussed above (see "Compensation Policies"). The Com-mittee sets target bonuses in the first quarter of each year based upon the recommendation of the Chairman and, where ap-propriate, the President. In the case of the President and the Vice Chairman, who receive all of their annual incentive com-pensation under the Plan, the target bonuses can be up to 300% and 100% of base salary, respectively. In the case of the re-maining executive officers, who also participate in the Annual Executive Individual Performance Plan (discussed below), the target bonuses can be up to 50% of base salary. The target bonus is adjusted upward or downward, in accordance with a pay-out matrix adopted by the Committee at the time the target bo-nus is established, that will result in a payout of a multiple (or fraction) of the target bonus depending upon the Company's performance. The major factors determining bonuses in the ma-trix are pre-tax profit margin and net revenue growth. In gen-eral, a percentage change in pre-tax profit margin will have a greater impact on the determination of bonus payments than will a percentage change in the net revenue growth rate. In 1995, the Company achieved a pre-tax profit margin of 20.1 percent and net revenue growth of 33.4 percent. Based on this perfor-mance, executive officers received bonuses in excess of 100 percent of their target bonus amounts in 1995.

                   Annual Executive Individual Performance Plan. The Annual Executive Individual Performance Plan pays bonuses to executive officers other than the Chairman, Vice Chairman and President based on a subjective determination of each such









         officer's individual contribution to the attainment of the Com-pany's performance objectives, made by the Committee upon the recommendation of the Chairman and the President. In general, such recommendations are based in significant part upon such officer's success in achieving specific goals identified in such officer's business plan. The amount available for pay-ments under the plan is determined in accordance with a matrix, adopted by the Committee in its discretion, in advance from time to time, that generates a funding amount based upon the level of the Company's net revenue growth and pretax profit margin. Although individual bonuses under the plan may vary in recognition of individual achievements, the aggregate amount of executive officer bonuses payable under the plan is based strictly on the Company's performance.

                   1992 Stock Incentive Plan. In 1992, the Board of Directors approved a stock incentive plan (the "1992 Plan"), which was approved by the stockholders of the Company at the 1992 Annual Meeting and became effective on May 8, 1992. Under the 1992 Plan, stock option grants are made to executive offic-ers by the Committee, based upon the factors discussed above (see "Compensation Policies").

                   The Committee has adopted a policy of granting infre-quent and large stock option awards to executive officers rather than annual, smaller grants. The Committee believes that large, but infrequent awards provide a more powerful in-centive to executive officers to achieve sustained growth over the long-term. The Committee intends that stock-based incen-tives will be the sole long-term incentives payable to execu-tive officers.

                   During 1995, stock option grants were made to all of the Company's executive officers. In addition, certain of the Company's executive officers received grants of restricted shares. To determine the size of the grants, the Company re-viewed and presented to the Committee data obtained from an independent consultant concerning levels of long-term compensa-tion for executive officers of selected financial services com-panies and companies of comparable size, rates of growth, and financial returns, as well as the value of prior outstanding nonvested options. In approving an option grant of 500,000 shares to Mr. Schwab, the Committee considered data provided by an independent consultant on long-term compensation for chief executive officers and used the same methodology as for other executive officers.













         CHAIRMAN'S COMPENSATION

                   The Company's Chairman, Charles R. Schwab, is compen-sated based on an employment agreement that was entered into between the Company and Mr. Schwab and approved by the stock-holders, effective as of March 31, 1995 (see "Employment Agree-ment and Name Assignment"). Under the terms of his Employment Agreement, Mr. Schwab receives a base salary of $800,000, sub-ject to annual increases based on increases in the Consumer Price Index. Mr. Schwab is also entitled to receive an annual bonus, the amount of which, if any, is a multiple of his base salary, calculated pursuant to a matrix adopted by the Commit-tee, in advance from time to time, that relates the amount of the bonus to the Company's performance for the year relative to net revenue growth and pre-tax profit margin.

                   The Committee believes that Mr. Schwab's leadership is a vital factor in the Company's success. The Committee be-lieves that Mr. Schwab provides the Company with the leader-ship, vision and inspiration for innovation that has generated the Company's growth and superior performance, and that the Company's overall strategic direction as developed by Mr. Schwab is critical to enhancing the future long term value of the Company for its stockholders. Mr. Schwab's leadership has enabled the Company to substantially outperform both the S&P 500 Index and the Dow Jones Securities Brokers Industry Group over the past five year period, and has enabled the Company to achieve a price-earnings multiple greater than the S&P 500 In-dex. Based upon the Company's attainment in 1995 of a ___-tax profit margin of 20.1 percent and net revenue growth of 33.4 percent, which resulted in pre-tax profit for 1995 of over $__________, the amount of Mr. Schwab's annual bonus for 1995, calculated pursuant to the matrix, was $8,606,000. During 1995, Mr. Schwab also received a stock option grant of 500,000 shares at $_______, the market price on the grant date.

         TAX LAW LIMITS ON EXECUTIVE COMPENSATION

                   The Omnibus Budget Reconciliation Act of 1993 added
         Section 162(m) to the Code, which limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. The Company believes that it is in the best interests of its stockholders to struc-ture compensation plans to achieve deductibility under Section 162(m), except where the benefit of such deductibility is out-weighed by the need for flexibility or the attainment of other corporate objectives. Accordingly, the Company's Corporate










         Executive Bonus Plan and 1992 Stock Incentive Plan were ap-proved by the stockholders in 1994, amendments to the Company's Corporate Executive Bonus Plan were approved by the stockhold-ers in 1995, and the Company's employment agreement with Mr. Schwab was approved by the stockholders in 1995. The Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not al-ways be consistent with the requirements for full deduct-ibility, the Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m); deductibility will not be the sole factor used by the Committee in ascertaining ap-propriate levels or modes of compensation.

                                       Compensation Committee of the
                                         Board of Directors



                                       Roger O. Walther, Chairman
                                       C. Preston Butcher
                                       Stephen T. McLin




































                                PERFORMANCE GRAPH

                   The following graph shows a five-year comparison of cumulative total returns for the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Dow Jones Brokerage Group Index, each of which assumes an initial investment of $100 and reinvestment of dividends.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG
                THE CHARLES SCHWAB CORPORATION, S&P 500 INDEX AND
                 DOW JONES SECURITIES BROKERAGE GROUP INDEX OVER
                    FIVE YEAR PERIOD ENDED DECEMBER 31, 1995**

                            [INSERT CHART E - TO COME]

         *    Total return assumes reinvestment of dividends.
         **   Information presented as of the end of each fiscal year
         ended December 31.

                     EMPLOYMENT AGREEMENT AND NAME ASSIGNMENT

                   The Company has entered into an employment agreement, effective March 31, 1995, with Mr. Schwab, which replaced an earlier employment agreement that expired on that date, and which was approved by the Company's stockholders. The Employ-ment Agreement has a term of five years, and provides that as of each March 31, the term of the Employment Agreement auto-matically will be extended by an additional year, subject to the same terms and conditions, unless either party provides notice to the other, by that date, of an intention not to so extend the agreement.

                   The Employment Agreement provides for an annual base salary of $800,000, subject to annual adjustment based on in-creases in the Consumer Price Index, and provides that Mr. Schwab will participate in all compensation and fringe benefit programs made available to other senior executives, including the Company's stock incentive plan, except that, in lieu of participating in the executive bonus plans, Mr. Schwab's annual bonus, if any, will be a multiple of his base salary, and will be based solely on the Company's performance for the year rela-tive to net revenue growth and pre-tax profit margin, based on a matrix, adopted by the Committee from time to time in ad-vance.

                   The Employment Agreement also provides that certain compensation and benefits will be paid or provided to Mr. Schwab (or his immediate family or estate) in the event his employment is terminated involuntarily, other than for cause, prior to the expiration of the Employment Agreement. For these









         purposes, "cause" is defined as the commission of a felonious act, or willful and gross negligence or misconduct that results in material harm to the Company. Mr. Schwab's resignation fol-lowing a material change in his capacities or duties at Schwab or the Company is included in the definition of "involuntary termination." If an involuntary termination is for reasons other than death, disability or for "cause," Mr. Schwab will be entitled to receive for a period of thirty-six (36) months all compensation to which he would have been entitled had he not been terminated, including his base salary and participation in all bonus, incentive and other compensation benefit plans for which he was or would have been eligible (but excluding addi-tional grants under the Company's stock incentive plan). In addition, all outstanding, unvested awards under the Company's stock incentive plan will vest fully on the effective date of the termination. If an involuntary termination is by reason of disability, Mr. Schwab will be entitled to receive his base salary, less any payments under the Company's long-term dis-ability plan, and benefits (but not bonuses or other incentive compensation) for a period of thirty-six (36) months from such termination, and shall also receive a pro-rated portion of any bonus or incentive payments payable with respect to the year in which the disability occurs. If an involuntary termination is by reason of death, a lump sum payment will be made to Mr. Schwab's estate equal to five times his then base salary. If Mr. Schwab should voluntarily resign his employment within twenty-four (24) months of a change in control of the Company, he shall be entitled to receive a pro-rated portion of any bo-nus or incentive payments payable with respect to the year in which the resignation occurs.

                   In addition, if Mr. Schwab's employment should termi-nate on account of any voluntary resignation, or on account of an involuntary termination occurring within twenty-four (24) months of a change in control of the Company, Mr. Schwab shall have the right (but not the obligation) to enter into a con-sulting arrangement under which he would provide certain con-sulting services to the Company for a period of five years, in exchange for an annual payment equal to the lesser of $1 mil-lion or 75% of his then base salary. The Employment Agreement precludes Mr. Schwab from becoming associated with any business competing with the Company for a period of five years following a voluntary resignation of employment (except that such cov-enant would not apply to a resignation of employment occurring within 24 months of a change in control of the Company).

                   The Company and Schwab also are parties to an Assign-ment and License agreement with Mr. Schwab (the "Name Assign-ment") that was approved in July 1987 by the Company's non-employee director. Pursuant to the Name Assignment, Mr. Schwab









         has assigned to the Company all service mark, trademark, and trade name rights in and to Mr. Schwab's name (and variations thereon) and likeness, subject to Mr. Schwab's perpetual, ex-clusive, irrevocable right to use his name and likeness for any activity other than the financial services business. In addi-tion, Mr. Schwab will be entitled to use his likeness in the financial services business, beginning immediately after any termination of his employment for some purposes (specifically, the sale, distribution, broadcast and promotion of books, vid-eotapes, lectures, radio programs and television programs, and also financial planning, provided in the case of financial planning only that it may not be in direct competition with any business in which the Company or its subsidiaries are then en-gaged or plan to enter within three months) and beginning two years after any termination of his employment for all other purposes, provided that Mr. Schwab may not use his likeness in a way that causes confusion as to whether the Company is in-volved with goods or services actually marketed by Mr. Schwab or by third parties unrelated to the Company. Subject to the same prohibition against actual confusion of customers, Mr. Schwab at all times will be able to use his own name to iden-tify himself but not as a service mark, trademark or trade name in the financial services business. The "financial services business" is defined in the Name Assignment as the business in which Schwab is currently engaged and any additional and re-lated businesses in which the Company or Schwab is permitted to engage under rules and regulations of applicable regulatory agencies. The Company's right to assign or license the right to use Mr. Schwab's name and likeness are severely constrained during Mr. Schwab's lifetime.

                   No cash consideration is to be paid to Mr. Schwab for the Name Assignment while he is employed by the Company or, after that employment terminates, while he is receiving compen-sation pursuant to an employment agreement with the Company. Beginning when all such compensation ceases, and continuing for a period of 15 years, Mr. Schwab or his estate will receive three tenths of one percent (0.3%) of the aggregate net rev-enues of the Company (on a consolidated basis) and those of its unconsolidated assignees and licensees that use the name or likeness. These payments may not, however, exceed $2,000,000 per year, adjusted up or down to reflect changes from the cost of living prevailing in the San Francisco Bay Area during spec-ified months in 1987, and they will terminate if the Company and its subsidiaries cease using the name and likeness.

                   CERTAIN SEVERANCE ARRANGEMENTS. The Company has a Change in Control Severance Plan (the "Severance Plan"), which covers the executive officers named in the Summary Compensation










         Table (except Mr. Schwab), and also covers other key execu-tives. The Severance Plan provides that, if the executive is terminated other than for cause within three years after a change in control of the Company or if the executive terminates his or her employment for good reason within such three-year period or voluntarily during the thirty-day period following the first anniversary of the change in control, the executive is entitled to receive a lump sum severance payment equal to three times the sum of his or her base salary and highest an-nual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits. An ad-ditional payment is required to compensate the executive for excise taxes imposed upon payments under the agreements.


                               CERTAIN TRANSACTIONS

                   Certain directors and executive officers maintain margin trading accounts with Schwab. Extensions of credit in such accounts were made in the ordinary course of Schwab's business, were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. To the extent any employ-ees of the Company wish to purchase Common Stock in brokerage transactions, they ordinarily are required to do so through Schwab. Schwab offers its employees a 20% discount on its standard commission rates for all brokerage transactions.

             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                   The Board of Directors has selected Deloitte & Touche as the Company's independent certified public accountants for the current fiscal year. Through its predecessor, Deloitte Haskins & Sells, Deloitte & Touche has served as the accoun-tants for the Company or Schwab since 1976. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement.

                              STOCKHOLDER PROPOSALS

                   Director nominations, proposals and other business which stockholders wish to present at the 1997 Annual Meeting














         of Stockholders must be received by the Company no later than March 7, 1997.



                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  Mary B. Templeton
                                  Corporate Secretary

         March __, 1996
         San Francisco, California







































                                                                  EXHIBIT A







                    AMENDMENT TO THE ARTICLES OF INCORPORATION

                   The Board of Directors has adopted the following amendments to Articles FOURTH, FIFTH, SIXTH, SEVENTH, NINTH, ELEVENTH and TWELFTH in the Articles of Incorporation, effec-tive upon approval by the stockholders at the Annual Meeting:

                   1. By deleting paragraph A of Article FOURTH and replacing it with the following:

                   (A) This Corporation is authorized to issue two classes of stock, preferred stock and common stock. The authorized number of shares of capital stock is Five Hundred Nine Million, Nine Hundred Forty Thou-sand (509,940,000) shares, of which the authorized number of shares of preferred stock is Nine Million, Nine Hundred Forty Thousand (9,940,000) and the au-thorized number of shares of common stock is Five Hundred Million (500,000,000). The stock, whether preferred stock or common stock, shall have a par value of one cent ($0.01) per share.

                   2. By deleting paragraph C of Article FOURTH in its entirety.

                   3.   By deleting Article FIFTH and replacing
         it with the following:

                   FIFTH.  The Bylaws of the Corporation may be
              made, altered, amended, or repealed, and new Bylaws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of those directors present at any meeting of the directors; subject, however, to the right of the stockholders to alter, amend or repeal any Bylaws made or amended by the directors. Not-withstanding the foregoing, after the 1996 Annual Meeting of Stockholders, Sections 2.06, 2.10, 3.02, 3.05, 3.06 and 8.04 of the Corporation's Bylaws may not be amended, altered or repealed, nor may any provision inconsistent with such Sections be adopted, except by the affirmative vote of the holders of no less than 80% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                   4.   By deleting Article SIXTH and replacing
         it with the following:










                   SIXTH.

                   (A)  Number, Election and Terms.  Except as
              otherwise fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect, additional directors under specified circumstances, the number of the directors of the Board of the Corporation shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total num-ber of directors which the Corporation would have if there were no vacancies. Commencing with the 1996 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liq-uidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is rea-sonably possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1997, the second class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, and the third class to be originally elected for a term expiring at the annual meeting of stock-holders to be held in 1999, with each director to hold office until his or her successor is duly elected and qualified. At each annual meeting of the stockholders of the Corporation, commencing with the 1997 annual meeting, the successors of the class of directors whose term expires at that meet-ing shall be elected to hold office for a term ex-piring at the annual meeting of stockholders held in the third year following the year of their elec-tion, with each director to hold office until his or her director shall have been duly elected and qualified.

                   (B) Stockholder nomination of director candi-dates. Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

                   (C) Vacancies. Subject to applicable law and except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class









              or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, re-tirement, disqualification, removal from office or other cause, and newly created directorships re-sulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Direc-tors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockhold-ers at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of autho-rized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director.

                   (D)  Removal.  Subject to the rights of any
              class or series of stock having a preference over the Common Stock as to dividends or upon liquida-tion to elect directors under specified circum-stances, any director may be removed from office at any time, but only for cause and only by the af-firmative vote of the holders of 80% of the com-bined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

                   5. By deleting Article SEVENTH and replacing it with the following:

                   SEVENTH.  Elections of directors shall be by
              written ballot.

                   6.   By deleting Article NINTH and replacing
         it with the following:

                   NINTH.  No stockholder shall be entitled to
              cumulate votes (i.e., cast for any nominee for election to the Board of Directors of the Corpora-tion a number of votes greater than the number of the stockholder's shares).

                   7.   By renumbering Article ELEVENTH as Ar-
         ticle TWELFTH and adding the following as Article ELEV-
         ENTH:









                   ELEVENTH.  Except as otherwise fixed by or
              pursuant to the provisions of Article FOURTH hereof relating to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation with re-spect to such class or series of stock, any action required or permitted to be taken by the stockhold-ers of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

                   8.   By deleting the word "ELEVENTH" from
         paragraph A of newly renumbered Article TWELFTH and re-placing it with the word "TWELFTH" and by deleting the phrase "this Article ELEVENTH or Article TENTH" from paragraph B of newly renumbered Article TWELFTH and re-placing it with "this Article TWELFTH or Articles FIFTH, SIXTH, NINTH, TENTH and ELEVENTH".

              RESOLVED FURTHER, that at any time prior to the filing of the amendments with the Delaware Secretary of State and notwithstanding authorization of the proposed amendments by the stockholders of the Corporation, the Board may abandon such proposed amendments without fur-ther action by the stockholders.



























                                                                     EXHIBIT B







                        CONFORMING BYLAW AMENDMENTS

              The Board of Directors has adopted the following amendments to following Sections 2.10, 3.02, 3.05 and
         3.06 of the Bylaws, effective upon approval of the Amendments to the Articles of Incorporation by the stockholders at the Annual Meeting:

                   1. By deleting newly renumbered Section 2.10 and replacing it with the following:

                   Section 2.10.  No Stockholder Action by
                   Written Consent. Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation with respect to such class or series of stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

                   2. By deleting Section 3.02 and replacing it with the following:

                   Section 3.02.  Number, Election and Terms.
                   Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Board of the Corporation shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Commencing with the 1996 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect










                   to the time for which they severally hold of-fice, into three classes, as nearly equal in number as is reasonably possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1997, the second class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, and the third class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, with each director to hold office to hold office until his or her successor is duty elected and qualified. At each annual meeting of the stockholders of the Corporation, commencing with the 1997 annual meeting, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, with each director to hold office until his or her director shall have been duly elected and qualified.

                   3. By deleting Section 3.05 and replacing it with the following:

                   Section 3.05. Removal. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

                   4. By deleting Section 3.06 and replacing it with the following:

                   Section 3.06.  Vacancies.  Subject to
                   applicable law and except as otherwise
                   provided for or fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series










                   of stock having a preference over the Common
                   Stock as to dividends or upon liquidation to elect directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director.































                                                            EXHIBIT C







                              OTHER BYLAW AMENDMENTS

              The Board of Directors has adopted the following amend-ments to Sections 1.01, 2.02, 2.03, 2.04, 2.05, 2.06, 2.07,
         2.08, 2.09, 3.03, 3.10 and 8.04 of the Bylaws, effective on May
         6, 1996:

                   1. By deleting Section 1.01 and replacing it with the following:

                   Section 1.01. Registered Office. The registered office of The Charles Schwab Corporation (the "Corpo-ration") in the State of Delaware shall be at 1209 Orange Street, Wilmington, Delaware, and the name of the registered agent at that address shall be the Corporation Trust Company.

                   2. By deleting the phrase ", and shall be called by the Chairman of the Board at the request in writing of a person or persons holding, directly or indirectly, not less than 25% of the votes entitled to be cast for the election of directors at the time any such determination is being made" from the first sentence of Section 2.02.

                   3. By deleting Section 2.03 and replacing it with the following:

                   Section 2.03. Place of Meeting. The Board of Direc-tors, the Chairman of the Board, or a committee of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors, the Chairman of the Board, or a committee of the Board. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

                   4. By deleting Section 2.04 and replacing it with the following:

                   Section 2.04. Notice of Meeting. Written or printed notice, stating the place, day and hour of the meet-ing and the purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the










                   United States mail with postage thereon prepaid, ad-dressed to the stockholder at his address as it ap-pears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 8.02 of these By-laws. Any previously scheduled meeting of the stock-holders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by reso-lution of the Board upon public notice given prior to the date previously scheduled for such meeting of stockholders.

                   5. By deleting the title of Section 2.05 and re-placing it with the following title:

                   Section 2.05.  Quorum and Adjournment.

                   6. By deleting the third sentence of Section 2.05 and replacing it with the following:

                   The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law.

                   7.   By renumbering Sections 2.06, 2.07, 2.08 and
              2.09 as Sections 2.07, 2.08, 2.09 and 2.10 and adding the following after Section 2.05:

                   Section 2.06.  Notice of Stockholder Business and
                   Nominations.

                        (a) Annual Meetings of Stockholders. (i) Nom-inations of persons for election to the Board and the proposal of business to be considered by the stock-holders may be made at an annual meeting of stock-holders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board or
                   (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote










                   at the meeting and who complies with the notice pro-cedures set forth in this Bylaw.

                   (ii) For nominations or other business to be prop-erly brought before an annual meeting by a stock-holder pursuant to clause (C) of paragraph (a)(i) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of busi-ness on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the an-nual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is re-quired to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regu-lation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meet-ing and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial










                   owner, if any, on whose behalf the nomination or pro-posal is made (1) the name and address of such stock-holder, as they appear on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                   (iii) Notwithstanding anything in the second sen-tence of paragraph (a)(ii) of this Bylaw to the con-trary, in the event that the number of directors to be elected to the Board of the Corporation is in-creased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's no-tice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

                        (b)  Special Meetings of Stockholders.  Only
                   such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meet-ing. Nominations of persons for election to the Board may be made at a special meeting of stockhold-ers at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corpora-tion who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who com-plies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stock-holder may nominate a person or persons (as the case may be), for election to such position(s) as speci-fied in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not









                   earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees pro-posed by the Board to be elected at such meeting. In no event shall the public announcement of an adjourn-ment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                        (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meet-ing of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accor-dance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such de-fective proposal or nomination shall be disregarded.

                   (ii) For purposes of this Bylaw, "public announce-ment" shall mean disclosure in a press release re-ported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sec-tion 13, 14 or 15(d) of the Exchange Act.

                   (iii) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

                   8. By deleting the phrases "need not be by ballot, unless so directed by the chairman of the meeting." and









              "on a vote by ballot" from the fourth and fifth sentences, respectively, of newly renumbered Section 2.07(c) and re-placing such with "shall be by ballot and".

                   9. By adding the following to the end of newly re-numbered Section 2.07(c):

                   The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                   10. By deleting Section 3.03 and replacing it with the following:

                   Section 3.03. Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights to the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, a plurality of the votes cast thereat shall elect directors.

                   11. By deleting the second sentence of Section 3.10 and replacing it with the following:

                   Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile trans-mission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting.









                   12. By deleting the words "and shall be called by the President or the Secretary on the written request of two directors" from the first sentence of Section 3.10.

                   13. By deleting Section 8.04 and replacing it with the following:

                        Section 8.04. Amendments. These Bylaws may be altered, amended or repealed at any meeting of the Board or of the stockholders, provided no-tice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board, in a notice given not less than two days prior to the meeting; provided, however, that, in the case of amendments by stockholders, notwithstanding any other provi-sions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation of these Bylaws, the affirmative vote of the holders of at least 80% of the total voting power of all the then outstanding shares of Voting Stock of the Corporation, voting together as a single class, shall be required to alter, amend or re-peal this Section 8.04 or any provision of Sec-tions 2.06, 2.10, 3.02, 3.05 and 3.06 of these
                        Bylaws.























                                                               EXHIBIT D





                    AMENDMENT TO THE 1992 STOCK INCENTIVE PLAN


                   The Compensation Committee of the Company has adopted the following amendment to the 1992 Stock Incentive Plan, ef-fective upon approval of this amendment by the stockholders.

                   1. By deleting Section 4.2(a) and replacing it with the following:

                   Each Non-Employee Director shall receive a Non-Officer Stock Option covering 2,500 Common Shares for each Award Year with respect to which he or she serves as a Non-Employee Director on the grant date described in subsection (b) below; provided that the Non-Officer Stock Option shall cover 1,500 shares if the Exercise Price determined as of the grant date, is $35 or more;



































                                          FOR USE OF THE COMMISSION ONLY





                          THE CHARLES SCHWAB CORPORATION
                            1992 STOCK INCENTIVE PLAN
                         (RESTATED TO INCLUDE AMENDMENTS
                            THROUGH OCTOBER 18, 1994)


                   ARTICLE I.  INTRODUCTION.

                   The Plan was adopted by the Board of Directors on March 26, 1992. The purpose of the Plan is to promote the long-term success of the Company and the creation of incremen-tal stockholder value by (a) encouraging Non-Employee Directors and Key Employees to focus on long-range objectives, (b) en-couraging the attraction and retention of Non-Employee Direc-tors and Key Employees with exceptional qualifications and (c) linking Non-Employee Directors and Key Employees directly to stockholder interests. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Per-formance Share Awards or Options, which may constitute incen-tive stock options or nonstatutory stock options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.


         ARTICLE II.  ADMINISTRATION.

                   A. The Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more dis-interested directors of the Company, who shall be appointed by the Board. A member of the Committee shall not be eligible to receive any award under the Plan, other than Options granted under Section 4.2.

                   B. Disinterested Directors. A member of the Board shall be deemed to be "disinterested" only if he or she satis-fies such requirements as the Securities and Exchange Commis-sion may establish for disinterested administrators acting un-der plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

                   C. Committee Responsibilities. The Committee shall select the Key Employees who are to receive Awards under the Plan, determine the amount, vesting requirements and other con-ditions of such Awards, may interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems ap-propriate to implement the Plan. The Committee's determina-tions under the Plan shall be final and binding on all persons.











         ARTICLE III.  LIMITATION ON AWARDS.

                   The aggregate number of Restricted Shares, Perfor-mance Share Awards and Options awarded under the Plan shall not exceed 6,550,000 (including those shares awarded prior to the amendment of the Plan). If any Restricted Shares, Performance Share Awards or Options are forfeited, or if any Performance Share Awards terminate for any other reason without the associ-ated Common Shares being issued, or if any Options terminate for any other reason before being exercised, then such Re-stricted Shares, Performance Share Awards or Options shall again become available for Awards under the Plan. The limita-tion of this Article 3 shall be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

                   Subject to the overall limit on the aggregate shares set forth above, the following limitations shall apply: (a) The maximum number of Common Shares which may be granted sub-ject to an Option to any one Participant in any one fiscal year shall be 500,000; and (b) The maximum number of Restricted Shares or Performance Share Awards which may be granted to any one Participant in any one fiscal year shall be 200,000.


         ARTICLE IV.  ELIGIBILITY.

                   A. General Rule. Except as provided in Section 4.2, only Key Employees shall be eligible for designation as Par-ticipants by the Committee.

                   B. Non-Employee Directors. Non-Employee Directors shall be entitled to receive the NSOs described in this Section
         4.2 (and no other Awards).

                   1. Each Non-Employee Director shall receive an NSO covering 1,000 Common Shares for each Award Year with respect to which he or she serves as a Non-Employee Director on the grant date described in subsection (b) below;

                   2. The NSO for a particular Award Year shall be granted to each Non-Employee Director as of May 15 of each Award Year, and if May 15 is not a business day, then the grant shall be made on and as of the next succeeding business day;

                   3. Each NSO shall be exercisable in full at all times during its term;










                   4. The term of each NSO shall be 10 years; pro-vided, however, that any unexercised NSO shall expire on the date that the Optionee ceases to be a Non-Employee Director or a Key Employee for any reason other than death or disability. If an Optionee ceases to be a Non-Employee Director or Key Employee on account of death or disabil-ity, any unexercised NSO shall expire on the earlier of the date 10 years after the date of grant or one year after the date of death or disability of such Director; and

                   5. The Exercise Price under each NSO shall be equal to the Fair Market Value on the date of grant and shall be payable in any of the forms de-scribed in Article 6.

                   C. Ten-Percent Stockholders. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO un-less (a) the Exercise price under such ISO is at least 110 per-cent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

                   D. Attribution Rules. For purposes of Section 4.3, in determining stock ownership, a Key Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors or lineal descen-dants. Stock owned, directly or indirectly, by or for a corpo-ration, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.

                   E. Outstanding Stock. For purposes of Section 4.3, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include treasury shares or shares authorized for issuance under outstanding op-tions held by the Key Employee or by any other person.


         ARTICLE V.  OPTIONS.

                   A. Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and









         may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems ap-propriate for inclusion in a Stock Option Agreement. The pro-visions of the various Stock Option Agreements entered into under the Plan need not be identical. The Committee may desig-nate all or any part of an Option as an ISO, except for Options granted to Non-Employee Directors under Section 4.2. The Com-mittee may designate all or any part of an Option as an ISO (or, in the case of a Key Employee who is subject to the tax laws of a foreign jurisdiction, as an option qualifying for favorable tax treatment under the laws of such foreign juris-diction), except for Options granted to Non-Employee Directors under section 4.2.

                   B. Options Nontransferability. No Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her. No Option or interest therein may be transferred, as-signed, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                   C. Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in ac-cordance with Article 10. Each Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

                   D. Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an Option shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant, except as other-wise provided in Section 4.3. Subject to the preceding sen-tence, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in ac-cordance with Article 6.

                   E. Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agree-ment shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and Section 4.3 may require a shorter term. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire; provided that, in appropriate cases, the












         Company shall have the discretion to extend the term of an Op-tion or the time within which, following termination of employ-ment, an Option may be exercised, or to accelerate the exercis-ability of an Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, retirement, or other termination of employ-ment and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employ-ment. Except as provided in Section 4.2, NSOs may also be awarded in combination with Restricted Shares, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares are forfeited. In addition, NSOs granted under this Section 5 may be granted subject to forfei-ture provisions which provide for forfeiture of the Option upon the exercise of tandem awards, the terms of which are estab-lished in other programs of the Company.

                   F. Limitation on Amount of ISOs. The aggregate fair market value (determined at the time the ISO is granted) of the Common Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all incentive stock option plans of the Company) shall not ex-ceed $100,000; provided, however, that all or any portion of an Option which cannot be exercised as an ISO because of such limitation shall be treated as an NSO.

                   G. Effect of Change in Control. The Committee (in its sole discretion) may determine, at the time of granting an Option, that such Option shall become fully exercisable as to all Common Shares subject to such Option immediately preceding any Change in Control with respect to the Company.

                   H. Restrictions on Transfer of Common Shares. Any Common Shares issued upon exercise of an Option shall be sub-ject to such special forfeiture conditions, rights of repur-chase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

                   I. Authorization of Replacement Options. Concur-rently with the grant of any Option to a Participant (other than NSOs granted pursuant to Section 4.2), the Committee may authorize the grant of Replacement Options. If Replacement Op-tions have been authorized by the Committee with respect to a particular award of Options (the "Underlying Options"), the Option Agreement with respect to the Underlying Options shall so state, and the terms and conditions of the Replacement Op-tions shall be provided therein. The grant of any Replacement









         Options shall be effective only upon the exercise of the Under-lying Options through the use of Common Shares pursuant to Sec-tion 6.2 or Section 6.3. The number of Replacement Options shall equal the number of Common Shares used to exercise the Underlying Options, and, if the Option Agreement so provides, the number of Common Shares used to satisfy any tax withholding requirements incident to the exercise of the Underlying Options in accordance with Section 13.2. Upon the exercise of the Un-derlying Options, the Replacement Options shall be evidenced by an amendment to the Underlying Option Agreement. Notwithstand-ing the fact that the Underlying Option may be an ISO, a Re-placement Option is not intended to qualify as an ISO. The Ex-ercise Price of a Replacement Option shall be no less than the Fair Market Value of a Common Share on the date the grant of the Replacement Option becomes effective. The term of each Re-placement Option shall be equal to the remaining term of the Underlying Option. No Replacement Options shall be granted to Optionees when Underlying Options are exercised pursuant to the terms of the Plan and the Underlying Option Agreement following termination of the Optionee's employment. The Committee, in its sole discretion, may establish such other terms and condi-tions for Replacement Options as it deems appropriate.

                   J. Options Granted to Non-United States Key Employ-ees. In the case of Key Employees who are subject to the tax laws of a foreign jurisdiction, the Company may issue Options to such Key Employees that contain terms required to conform with any requirements for favorable tax treatment imposed by the laws of such foreign jurisdiction, or as otherwise may be required by the laws of such foreign jurisdiction. The terms of any such Options shall be governed by the Plan, subject to the terms of any Addendum to the Plan specifically applicable to such Options.


         ARTICLE VI.  PAYMENT FOR OPTION SHARES.

                   A. General Rule. The entire Exercise Price of Com-mon Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

                   1. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the ex-press provisions of the applicable Stock Option Agreement. However, the Committee may specify in the Stock Option Agreement that payment may be made pursuant to Section 6.2 or 6.3.











                   2. In the case of an NSO, the Committee may at any time accept payment pursuant to Section 6.2 or 6.3.

                   B. Surrender of Stock. To the extent that this Sec-tion 6.2 is applicable, payment for all or any part of the Ex-ercise Price may be made with Common Shares which are sur-rendered to the Company; provided, however, that such Common Shares which are surrendered must have been beneficially owned by the Participant for at least six (6) months prior to the date such shares are surrendered. Such Common Shares shall be valued at their Fair Market Value on the date when the new Com-mon Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

                   C. Exercise/Sale. To the extent this Section 6.3 is applicable, payment may be made by the delivery (on a form pre-scribed by the Company) of an irrevocable direction to Charles Schwab & Co., Inc. to sell Common Shares (including the Common Shares to be issued upon exercise of the Options) and to de-liver all or part of the sales proceeds to the Company in pay-ment of all or part of the Exercise Price and any withholding taxes; provided, however, that certain restrictions may be im-posed by the Committee on persons who are considered a director or officer of the Company, to the extent required by Section 16 of the Exchange Act or any rule thereunder.


         ARTICLE VII.  RESTRICTED SHARES AND PERFORMANCE SHARE AWARDS.

                   A. Time, Amount and Form of Awards. The Committee may grant Restricted Shares or Performance Share Awards with respect to an Award Year during such Award Year or at any time thereafter. Each such Award shall be evidenced by a Stock Award Agreement between the Award recipient and the Company. The amount of each Award of Restricted Shares or Performance Share Awards shall be determined by the Committee. Awards un-der the Plan may be granted in the form of Restricted Shares or Performance Share Awards or in any combination thereof, as the Committee shall determine at its sole discretion at the time of the grant. Restricted Shares or Performance Share Awards may also be awarded in combination with NSOs, and such an Award may provide that the Restricted Shares or Performance Share Awards will be forfeited in the event that the related NSOs are exer-cised.

                   B. Payment for Restricted Share Awards. To the ex-tent that an Award is granted in the form of Restricted Shares,









         the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares.

                   C. Vesting or Issuance Conditions. Each Award of Restricted Shares shall become vested, in full or in install-ments, upon satisfaction of the conditions specified in the Stock Award Agreement. Common Shares shall be issued pursuant to Performance Share Awards in full or in installments upon satisfaction of the issuance conditions specified in the Stock Award Agreement. The Committee shall select the vesting condi-tions in the case of Restricted Shares, or issuance conditions in the case of Performance Share Awards, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Commit-tee may adopt. A Stock Award Agreement may also provide for accelerated vesting or issuance, as the case may be, in the event of the Participant's death, disability or retirement.
         The Committee, in its sole discretion, may determine, at the time of making an Award of Restricted Shares, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company. The Committee, in its sole discretion, may determine, at the time of making a Performance Share Award, that the issuance conditions set forth in such Award shall be waived in the event that a Change in Control occurs with respect to the Company.

                   The Committee shall have the discretion to adjust the payouts associated with Awards downward. Unless and until (i) the rules set forth under Code Section 162(m) permit discre-tionary adjustments to increase payouts; or (ii) the Committee determines that compliance with Code Section 162(m) is not de-sired with respect to some or all Named Executive Officers, no payout associated with an Award held by a Named Executive Of-ficer shall be discretionarily adjusted upward in a manner that would eliminate the ability of the Award to satisfy the performance-based exception under Treasury Regulation Section
         1.162 27(e)(2).

                   D. Form of Settlement of Performance Share Awards. Settlement of Performance Share Awards shall only be made in the form of Common Shares. Until a Performance Share Award is settled, the number of Performance Share Awards shall be sub-ject to adjustment pursuant to Article 10.

                   E. Death of Recipient. Any Common Shares that are to be issued pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or









         more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Common Shares that are to be issued pursu-ant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's estate. The Committee, in its sole discretion, shall determine the form and time of any distribution(s) to a recipient's beneficiary or estate.


         ARTICLE VIII.  CLAIMS PROCEDURES.

                   Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person des-ignated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall sched-ule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written deci-sion on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's re-ceipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.













         ARTICLE IX.  VOTING RIGHTS AND DIVIDENDS.

                   A.  Restricted Shares.

                   1. All holders of Restricted Shares who are not Named Executive Officers shall have the same voting, dividend, and other rights as the Company's other stockholders.

                   2. During the period of restriction, Named Execu-tive Officers holding Restricted Shares granted hereunder shall be credited with all regular cash dividends paid with respect to all Re-stricted Shares while they are so held. If a dividend is paid in the form of cash, such cash dividend shall be credited to Named Executive Officers subject to the same restrictions on transferability and forfeitability as the Re-stricted Shares with respect to which they were paid. If any dividends or distributions are paid in shares of Common Stock, the shares of Common Stock shall be subject to the same re-strictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. Subject to the succeeding para-graph, and to the restrictions on vesting and the forfeiture provisions, all dividends cred-ited to a Named Executive Officer shall be paid to the Named Executive Officer within forty-five
                        (45) days following the full vesting of the Re-stricted Shares with respect to which such divi-dends were earned.

                             In the event that any dividend constitutes
                        a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting pe-riod equal to the longer of: (i) the remaining vesting period of the Restricted Shares with respect to which the dividend is paid; or (ii) six (6) months. The Committee shall establish procedures for the application of this provi-sion.

                             Named Executive Officers holding Restricted
                        Shares shall have the same voting rights as the Company's other stockholders.

                   B. Performance Share Awards. The holders of Per-formance Share Awards shall have no voting or dividend rights









         until such time as any Common Shares are issued pursuant thereto, at which time they shall have the same voting, divi-dend and other rights as the Company's other stockholders.


         ARTICLE X.  PROTECTION AGAINST DILUTION; ADJUSTMENT OF AWARDS.

                   A. General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make ap-propriate adjustments in one or more of (a) the number of Op-tions, Restricted Shares and Performance Share Awards available for future Awards under Article 3, (b) the number of Perfor-mance Share Awards included in any prior Award which has not yet been settled, (c) the number of Common Shares covered by each outstanding Option or (d) the Exercise Price under each outstanding Option.

                   B. Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Performance Share Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its par-ent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settle-ment in cash.

                   C. Reservation of Rights. Except as provided in this Article 10, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or secu-rities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares sub-ject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or con-solidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.












         ARTICLE XI.  LIMITATION OF RIGHTS.

                   A. Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any indi-vidual a right to remain employed by the Company or any Subsid-iary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

                   B. Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stock-holder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 9 and 10.

                   C. Creditors' Rights. A holder of Performance Share Awards shall have no rights other than those of a general creditor of the Company. Performance Share Awards represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Stock Award Agree-ment.

                   D. Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be re-quired. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

                   1. Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

                   2. Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.












         ARTICLE XII.  LIMITATION OF PAYMENTS.

                   A. Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer in the nature of compen-sation to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible for federal income tax purposes because of the provisions con-cerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided, however, that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writ-ing that such Award shall not be so reduced and shall not be subject to this Article 12. For purposes of this Article 12, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

                   B. Reduction of Payments. If the Auditors determine that any Payment would be nondeductible because of section 280G of the Code, then the Company shall promptly give the Partici-pant notice to that effect and a copy of the detailed calcula-tion thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as af-ter such election, the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 12, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Audi-tors under this Article 12 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan, and shall promptly pay or trans-fer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.










                   C. Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that ad-ditional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a de-ficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high prob-ability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Com-pany on demand, together with interest at the applicable fed-eral rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the ap-plicable federal rate provided in section 7872(f)(2) of the Code.

                   D. Related Corporations. For purposes of this Ar-ticle 12, the term "Company" shall include affiliated corpora-tions to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.


         ARTICLE XIII.  WITHHOLDING TAXES.

                   A. General. To the extent required by applicable federal, state, local or foreign law, the recipient of any pay-ment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any with-holding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

                   B. Nonstatutory Options, Restricted Shares or Per-formance Share Awards. The Committee may permit an Optionee who exercises NSOs, or who receives Awards of Restricted Shares, or who receives Common Shares pursuant to the terms of a Performance Share Award, to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to










         him or her under such Awards. Such Common Shares shall be val-ued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Commit-tee may impose, including any restrictions required by rules of the Securities and Exchange Commission.


         ARTICLE XIV.  ASSIGNMENT OR TRANSFER OF AWARD.

                   Any Award granted under the Plan shall not be antici-pated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. However, this Article 14 shall not preclude (i) a Participant from designating a benefi-ciary to succeed, after the Participant's death, to those of the Participant's Awards (including without limitation, the right to exercise any unexercised Options) as may be determined by the Company from time to time in its sole discretion, or
         (ii) a transfer of any Award hereunder by will or the laws of descent or distribution.


         ARTICLE XV.  FUTURE OF PLANS.

                   A. Term of the Plan. The Plan, as set forth herein, shall become effective on May 8, 1992. The Plan shall remain in effect until it is terminated under Section 15.2, except that no ISOs shall be granted after May 7, 2002.

                   B. Amendment or Termination. The Committee may, at any time and for any reason, amend or terminate the Plan; pro-vided, however, that any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules; and provided further, that Section 4.2 shall not be amended more than once every six months, other than to comport with changes in the Code or ERISA, or the rules thereunder.

                   C. Effect of Amendment or Termination. No Award shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option, Restricted Share or Performance Share Award previously granted under the Plan.














         ARTICLE XVI.  DEFINITIONS.

                   A. "Award" means any award of an Option, a Re-stricted Share or a Performance Share Award under the Plan.

                   B. "Award Year" means a fiscal year beginning Janu-ary 1 and ending December 31 with respect to which an Award may be granted.

                   C. "Board" means the Company's Board of Directors, as constituted from time to time.

                   D. "Change in Control" means the occurrence of any of the following events after the effective date of the Plan as set out in Section 15.1:

                   1. A change in control required to be reported pur-suant to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

                   2. A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either a. had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

                   3. Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 per-cent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elec-tions of directors (the "Base Capital Stock"); provided, however, that any change in the rela-tive beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's










                        beneficial ownership of any securities of the Company.

                   E. "Code" means the Internal Revenue Code of 1986, as amended.

                   F. "Committee" means the Compensation Committee of the Board, as constituted from time to time.

                   G. "Common Share" means one share of the common stock of the Company.

                   H. "Company" means The Charles Schwab Corporation, a Delaware corporation.

                   I. "ERISA" means the Employee Retirement Income Se-curity Act of 1974, as amended.

                   J. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   K. "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

                   L. "Fair Market Value" means the market price of a Common Share, determined by the committee as follows:

                   1. If the Common Share was traded on a stock ex-change on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transac-tions report for such date;

                   2. If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

                   3. If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and











                   4. If none of the foregoing provisions is ap-plicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

                   M. "ISO" means an incentive stock option described in section 422(b) of the Code.

                   N. "Key Employee" means a key common-law employee of the Company or any Subsidiary, as determined by the Committee.

                   O. "Named Executive Officer" means a Participant who, as of the date of vesting of an Award is one of a group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

                   P. "Non-Employee Director" means a member of the Board who is not a common-law employee.

                   Q. "NSO" means an employee stock option not de-scribed in sections 422 through 424 of the Code.

                   R. "Option" means an ISO or NSO or, in the case of a Key Employee who is subject to the tax laws of a foreign ju-risdiction, an option qualifying for favorable tax treatment under the laws of such jurisdiction, including a Replacement Option, granted under the Plan and entitling the holder to pur-chase one Common Share.

                   S. "Optionee" means an individual, or his or her estate, legatee or heirs at law that holds an Option.

                   T. "Participant" means a Non-Employee Director or Key Employee who has received an Award.

                   U. "Performance Share Award" means the conditional right to receive in the future one Common Share, awarded to a Participant under the Plan.

                   V. "Plan" means this 1992 Stock Incentive Plan of The Charles Schwab Corporation, as it may be amended from time to time.

                   W. "Replacement Option" means an Option that is granted when a Participant uses a Common Share held or to be acquired by the Participant to exercise an Option and/or to satisfy tax withholding requirements incident to the exercise of an Option.











                   X. "Restricted Share" means a Common Share awarded to a Participant under the Plan.

                   Y. "Stock Award Agreement" means the agreement be-tween the Company and the recipient of a Restricted Share or Performance Share Award which contains the terms, conditions and restrictions pertaining to such Restricted Share or Perfor-mance Share Award.

                   Z. "Stock Option Agreement" means the agreement be-tween the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

                   AA. "Subsidiary" means any corporation, if the Com-pany and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that at-tains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


                                    ADDENDUM A

                   The provisions of the Plan, as amended by the terms of this Addendum A, shall apply to the grant of Approved Op-tions to Key U.K. Employees.

                   XVII. For purposes of this Addendum A, the following definitions shall apply in addition to those set out in section 16 of the Plan:

                   APPROVED OPTION means a stock option designed to qualify as an approved executive share option under the Taxes Act;

                   INLAND REVENUE means the Board of the Inland Revenue in the United Kingdom.

                   KEY U.K. EMPLOYEE means a designated employee of Sharelink Investment Services plc or any subsidiary (as that term is defined in the Companies Act 1985 of the United Kingdom, as amended) of which Sharelink Investment Services plc has control for the purposes of section 840 of the Taxes Act;

                   TAXES ACT means the Income and Corporation Taxes Act 1988 of the United Kingdom.











                   XVIII. An Approved Option may only be granted to a Key U.K. Employee who:

                     (i)  is employed on a full-time basis; and

                    (ii) does not fall within the provisions of para-graph 8 of Schedule 9 to the Taxes Act.

                   For purposes of this section 2(i) of Addendum A, "full-time" shall mean an employee who is required to work 20 hours per week, excluding meal breaks.

                   XIX. No Approved Option may be granted to a Key U.K. Employee if it would cause the aggregate of the exercise price of all subsisting Approved Options granted to such employee under the Plan, or any other subsisting options granted to such employee under any other share option scheme approved under
         Schedule 9 of the Taxes Act and established by the Company or an associated company, to exceed the higher of (a) one hundred thousand pounds sterling and (b) four times such employee's relevant emoluments for the current or preceding year of as-sessment (whichever is greater); but where there were no rel-evant emoluments for the previous year of assessment, the limit shall be the higher of one hundred thousand pounds sterling) or four times such employee's relevant emoluments for the period of twelve months beginning with the first day during the cur-rent year of assessment in respect of which there are relevant emoluments. For the purpose of this section 3 of Addendum A, "associated company" means an associated company within the meaning of section 416 of the Taxes Act; "relevant emoluments" has the meaning given by paragraph 28(4) of Schedule 9 to the Taxes Act and "year of assessment" means a year beginning on any April 6 and ending on the following April 5.

                   XX. Common Shares issued pursuant to the exercise of Approved Options must satisfy the conditions specified in para-graphs 10 to 14 of Schedule 9 to the Taxes Act.

                   XXI. Notwithstanding the provisions of Section 5.4 of the Plan, the exercise price of an Approved Option shall not be less than 100 percent of the closing price of a Common Share as reported in the New York Stock Exchange Composite Index on the date of grant.

                   XXII. No Approved Option may be exercised at any time by a Key U.K. Employee when that Key U.K. Employee falls within the provisions of paragraph 8 of Schedule 9 to the Taxes Act. If at any time the shares under an Approved Option cease











         to comply with the conditions in paragraphs 10 to 14 of Sched-ule 9 to the Taxes Act, then all Approved Options then out-standing shall lapse and cease to be exercisable from the date of the shares ceasing so to comply, and no optionee shall have any cause of action against the Company, Sharelink Investment Services plc or any subsidiary of the Company or any other per-son in respect thereof.

                   XXIII. An Approved Option may contain such other terms, provisions and conditions as may be determined by the Committee consistent with the Plan, provided that the approved option otherwise complies with the requirements for approved executive option schemes specified in Schedule 9 of the Taxes Act.

                   XXIV. In relation to an Approved Option, notwith-standing the terms of section 10.1 of the Plan, no adjustment shall be made pursuant to section 10.1 of the Plan to any out-standing Approved Options without the prior approval of the Inland Revenue.

                   XXV. In relation to an Approved Option any Key U.K. Employee shall make arrangements satisfactory to the Company for the satisfaction of any tax withholding or deduction -- at -- source obligations that arise by reason of the grant to him or her of such option, or its subsequent exercise.

                   XXVI. In relation to an Approved Option, in addition to the provisions set out in section 15.2 of the Plan, no amendment which affects any of the provisions of the Plan re-lating to Approved Options shall be effective until approved by the Inland Revenue, except for such amendment as are required to obtain and maintain the approval of Inland Revenue pursuant to Schedule 9 to the Taxes Act.

























                          FOR USE OF THE COMMISSION ONLY

         ---------------------------------------------------------------
                          THE CHARLES SCHWAB CORPORATION
         PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

             [                                                     ]


         THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE PROPOSALS SET FORTH BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

      1. ELECTION OF DIRECTORS --            FOR   WITHHOLD  FOR ALL (Except
         Nominees:  Charles R. Schwab,       [ ]      [ ]      [ ]   Nominee (s)
         Lawrence J. Stupski, David S. Pottruck,                     written
         Nancy H. Bechtle, C. Preston Butcher,                       below)
         Donald G. Fisher, Anthony M. Frank,
         James R. Harvey, Stephen T. McLin,
         and Roger O. Walther.

      2. Approval of an increase in the       FOR   AGAINST    ABSTAIN
         authorized number of shares of       [ ]     [ ]        [ ]
         Common Stock.
      3. Approval of Amendment to the         FOR   AGAINST    ABSTAIN
         1992 Stock Incentive Plan.           [ ]     [ ]        [ ]
      4. Approval of Amendments to the        FOR   AGAINST    ABSTAIN
         Certificate of Incorporation.        [ ]     [ ]        [ ]

               Dated:  _____________________________, 1996



         Signature(s) ________________________________________


         _____________________________________________________
         NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as a fiduciary or for an estate, trust, corporation or partnership, your title or capacity should be stated.
         ---------------------------------------------------------------------

















         ---------------------------------------------------------------------
         PROXY             THE CHARLES SCHWAB CORPORATION                PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 6, 1996

              The undersigned hereby appoints Charles R. Schwab and Lawrence
         J. Stupski, or either of them, proxies with full power of substitution in each, to represent and to vote, in accordance with the instructions set forth in this Proxy, the number of shares of common stock of The Charles Schwab Corporation set forth on the reverse side, which shares the undersigned has the power to vote at the Annual Meeting of Stockholders to be held on May 6, 1996 or at any adjournment thereof. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.


         THIS PROXY ALSO RELATES TO SHARES HELD UNDER THE CHARLES SCHWAB CORPORATION DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN.


         YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO P.O. BOX 830, CHICAGO, IL 60690-9972 SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.


         ---------------------------------------------------------------------



















                                       -23-